UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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Filed by a Party other than the Registrant	[ ]

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[ ]	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

VISLINK TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Fellow Shareholder:

It is our pleasure to invite you to attend the 2019 Vislink Technologies, Inc. (formerly xG Technology, Inc.) annual meeting of stockholders to be held on April ___, 2019.

At the meeting, stockholders will vote on the matters set forth in the formal notice of the meeting that follows on the next page.

This is a new company with a new focus and we are asking for your support. We urge you to reach out for us and talk to us about any concerns you have so that we can allay those concerns and help you understand the dynamic and permanent changes that have been made that will make this a stronger, better company that is poised for success.

2018 was dynamic year for our company. During 2018, we:

●	Took dramatic steps to right-size our operation and bring it to break-even and ultimately profitability since we went public in 2013.
●	Re-thought our business model to focus not only on revenue growth, but margin and profitability.
●	Rationalized our business to improve our levels of working capital and liquidity.
●	Began to change our board of directors to bring in new perspectives and energy.

We are excited for 2019 and are off to an encouraging start. During the course of the next several weeks leading up to our meeting, we anticipate making additional announcements and updates to assist your understanding of the strides we are making and the work that is going into positioning the Company and your well-being as shareholders for the future. The partnership between me, as Chair and Roger Branton, who is a co-founder, major investor, and top operational executive brings the best synergies of a new outlook coupled with institutional knowledge and operational and financial discipline.

In addition to the agenda, which is very full indeed, we will discuss the Company’s 2018 performance and the outlook for this year, and we will look forward to meeting with you and answering your questions.

Your vote is important. Your support is important. We recognize that there is a lot at stake for our Company and believe that now more than ever we can get there if we work together. There is a considerable amount of hard work that has gone into turning this Company during the last 8-9 months and we need your support and vote to help us set the stage for the future and make a clean break with the past. We want to make one thing perfectly clear: if we do not need, for whatever reason, to utilize the requested authority for the reverse split or the authority to issue more than 19.9% of equity, we will not undertake those actions.

We urge you to please vote your shares now whether or not you plan to attend the meeting. You may revoke your proxy at any time prior to the proxy being voted by following the procedures described in this proxy. Your vote is important and much appreciated!

We look forward to sharing more about our 2018 results and our strategy for continued success during the meeting.

Thank you for your continued support of Vislink Technologies.

240 S. Pineapple Avenue, Suite 701

Sarasota, FL 34236

(941) 953-9035

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on April ___, 2019

The Notice of Annual Meeting and Proxy Statement
are available at: https://www.cstproxy.com/vislink/2019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL ___, 2019

To the Stockholders of Vislink Technologies, Inc.:

NOTICE IS HEREBY GIVEN that a Annual Meeting of stockholders (the “Annual Meeting”) of Vislink Technologies, Inc. (f/k/a xG Technology, Inc.), a Delaware corporation (the “Company”, “we”, “us” and “our”), will be held on April ___, 2019 at 9:00 a.m. (Eastern Time) at the Company’s offices at 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236, for the following purposes:

1.	To elect seven (7) members of the Company’s Board of Directors (the “Board”), each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”).

2.	To consider and vote on a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019 (“Proposal No. 2”).

3.

To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) at a specific ratio within a range from one-for-three to one-for-twenty, and to grant authorization to the Company’s board of directors to determine, in its sole discretion, the specific ratio and timing of the reverse stock split any time before December 31, 2019 (“Proposal No. 3”).

4.	To approve an amendment to the Company’s amended and restated by-laws (the “By-laws”) to modify the standard under which all proposals, other than the election of directors, shall be voted upon by the Company’s stockholders (“Proposal No. 4”).

5.	To ratify the approval of the establishment of the Company’s 2015 Employee Stock Purchase Plan (the “2015 ESPP”) (“Proposal No. 5”).

6.	To ratify the approval of the establishment of the Company’s 2015 Incentive Compensation Plan (the “2015 ICP”) (“Proposal No. 6”).

7.	To ratify the approval of the establishment of the Company’s 2016 Employee Stock Purchase Plan (the “2016 ESPP”) (“Proposal No. 7”).

8.	To ratify the approval of the establishment of the Company’s 2016 Incentive Compensation Plan (the “2016 ICP”) (“Proposal No. 8”).

9.	To ratify the amendment to the 2016 ESPP (the “2016 ESPP Amendment”) to increase the authorized value of shares of Common Stock available for sale under the 2016 ESPP from $3.5 million to $7 million (“Proposal No. 9”).

10.	To ratify the amendment to the Company’s 2016 Incentive Compensation Plan (the “2016 ICP Amendment”) to increase the authorized value of shares of Common Stock available for issuance under the 2016 ICP from $3.5 million to $7 million (“Proposal No. 10”).

11.	To ratify the approval of the establishment of the Company’s 2017 Incentive Compensation Plan (the “2017 ICP”) (“Proposal No. 11”, and together with Proposal No. 5, Proposal No. 6, Proposal No. 7, Proposal No. 8, Proposal No. 9, and Proposal No. 10, the “Ratifications”)

12.

To approve the issuance of more than 19.99% of the Company’s outstanding shares of Common Stock in connection with (i) shares of Common Stock issuable upon conversion of certain 6% Senior Secured Convertible Debentures, as amended and restated, as applicable (the “May Debentures”), (ii) the exercise of certain warrants to purchase 3,000,000 shares of Common Stock (the “May Warrants”), (iii) the exercise of certain warrants to purchase 200,000 shares of Common Stock (the “Placement Agent Warrants”), (iv) the issuance of 302,655 shares of Common Stock, issued as compensatory shares (the “Compensatory Shares”), and (v) shares of Common Stock issuable upon conversion of certain 10% Senior Secured Convertible Debentures (the “December Debentures”), with all such securities described in (i)-(iv) being issued in connection with a private placement completed by the Company on May 29, 2018, and all such securities described in (v), being issued in connection with a private placement completed by the Company on December 3, 2018 (“Proposal No. 12”).

13.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement that is attached and made a part of this notice (the “Proxy Statement”) EXCEPT WITH RESPECT TO PROPOSALS 5 THROUGH 11 (the “Ratifications”) DESCRIBED BELOW, only stockholders of record of our Common Stock at the close of business on March ___, 2019 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof. Our Board of Directors are submitting the Ratifications to the Company’s stockholders to eliminate such uncertainty. The Ratifications are being submitted to stockholders pursuant to Section 204 of the DGCL. Under Section 204 of the DGCL, stockholders of record as of April 10, 2015 (the record date of the 2015 Annual Meeting), April 15, 2016 (the record date of the 2016 Annual Meeting), and April 19, 2017 (the record date of the 2017 Annual Meeting), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Annual Meeting, but are not entitled to attend the Annual Meeting or vote on any matter presented at the Annual Meeting unless they were also holders of Common Stock as of the Record Date.

Our Board of Directors recommends that you vote “FOR” each of the Ratifications. The failure to approve the Ratifications may leave us exposed to potential claims that (i) the votes establish and/or amend each of the 2015 ESPP, 2015 ICP, 2016 ESPP (as amended), 2016 ICP (as amended), and 2017 ICP (collectively, the “Plan Approvals”) did not receive requisite stockholder approval, (ii) the Plan Approvals therefore were not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future issuances of Common Stock pursuant to such Company incentive plans, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board of Directors may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company.

As described in the Proxy Statement accompanying this notice, because there may be uncertainty regarding the validity or effectiveness of:

●	the establishment of the 2015 ESPP, which was adopted at the Company’s June 1, 2015 annual meeting of its stockholders (the “2015 Annual Meeting”);

●	the establishment of the 2015 ICP, which was adopted at the 2015 Annual Meeting;

●	the establishment of the 2016 ESPP, which was adopted at the Company’s June 9, 2016 annual meeting of its stockholders (the “2016 Annual Meeting”);

●	the establishment of the 2016 ICP, which was adopted at the 2016 Annual Meeting;

●	the amendment of the 2016 ESPP to increase the authorized value of shares of Common Stock available for sale under the 2016 ESPP from $3.5 million to $7 million, which was adopted at the Company’s June 15, 2017 annual meeting of its stockholders (the “2017 Annual Meeting”);

●	the amendment of the 2016 ICP to increase the authorized value of shares of Common Stock available for issuance under the 2016 ICP from $3.5 million to $7 million, which was adopted at the 2017 Annual Meeting; and

●	the establishment of the 2017 ICP, which was adopted at the 2017 Annual Meeting.

As further described in the Proxy Statement, there may be uncertainty with respect to the validity or effectiveness of the Plan Approvals, as, with respect to the 2015 Annual Meeting, 2016 Annual Meeting and the 2017 Annual Meeting, the number of shares of Common Stock that were calculated as having been voted for each of the Plan Approvals at such annual meetings have been determined as having been insufficient under the standard described in the applicable proxy statement and as set by the By-laws. Certain statements made in the Company’s Current Reports on Form 8-K with respect to each of the Plan Approvals also may have incorrectly disclosed that the votes received met the voting standard set by the By-laws. Our Board of Directors has approved the Ratifications pursuant to Section 204 of the DGCL.

All of our stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares that you own. Only record or beneficial owners of our Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of Common Stock holdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the meeting if you would check the box on the form of proxy card if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Sarasota, Florida	By Order of the Board of Directors,

April ___, 2019	/s/ Susan Swenson
	Name:	Susan Swenson
	Title:	Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS	1
Information Concerning the Proxy Materials and the Annual Meeting	1
Voting Procedures and Vote Required	2
Delivery of Documents to Security Holders Sharing an Address	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ELECTION OF DIRECTORS (Proposal No. 1)	5
Vote Required and Recommendation	9
CORPORATE GOVERNANCE	10
Board of Directors	10
Director Independence	10
Board Meeting and Attendance	10
Annual Meeting Attendance	10
Stockholder communications with the Board	10
Board Committees	11
Family Relationships	14
Involvement in Certain Legal Proceedings	14
Leadership Structure of the Board	14
Risk Oversight	15
Code of Ethics	15
DIRECTOR COMPENSATION	16
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	17
EXECUTIVE COMPENSATION	18
Summary Compensation Table for Fiscal Years 2018 and 2017	18
Outstanding Equity Awards as of December 31, 2018	18
Equity Compensation Plan Information as of December 31, 2018	19
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	20
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	22
AUDIT COMMITTEE REPORT	23
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (Proposal No. 2)	24
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors	24
Vote Required and Recommendation	24
PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK AT THEIR DISCRETION (Proposal No. 3)	25

i

Summary	25
Board Discretion to Implement or Abandon Reverse Stock Split	26
Risks of the Proposed Reverse Stock Split	27
Principal Effects of the Reverse Stock Split	28
Fractional Shares	30
No Dissenters’ Rights	30
Certain United States Federal Income Tax Consequences	30
Accounting Consequences	31
Exchange of Stock Certificates	31
Book-Entry	32
Interests of Directors and Executive Officers	32
Vote Required and Recommendation	32
PROPOSAL TO AMEND THE BY-LAWS TO MODIFY THE STANDARD UNDER WHICH ALL PROPOSALS, OTHER THAN THE ELECTION OF DIRECTORS, SHALL BE VOTED UPON BY STOCKHOLDERS (Proposal No. 4)	33
Interests of Directors and Executive Officers	34
Vote Required and Recommendation	34
PROPOSAL TO RATIFY THE APPROVAL OF THE ESTABLISHMENT OF THE 2015 ESPP (Proposal No. 5)	35
Background	35
Retroactive Ratification of the Approval and Effectiveness of the 2015 ESPP	36
Interests of Directors and Executive Officers	36
Vote Required and Recommendation	36
PROPOSAL TO RATIFY THE APPROVAL OF THE ESTABLISHMENT OF THE 2015 ICP (Proposal No. 6)	37
Background	37
Retroactive Ratification of the Approval and Effectiveness of the 2015 ICP	38
Time Limitations on Legal Challenges to the Ratification of the 2015 ICP	38
Interests of Directors and Executive Officers	38
Vote Required and Recommendation	38
PROPOSAL TO RATIFY THE APPROVAL OF THE ESTABLISHMENT OF THE 2016 ESPP (Proposal No. 7)	39
Background	39
Vote Required and Recommendation	40
PROPOSAL TO RATIFY THE APPROVAL OF THE ESTABLISHMENT OF THE 2016 ICP (Proposal No. 8)	41
Background	41

ii

Vote Required and Recommendation	42
PROPOSAL TO RATIFY THE AMENDMENT TO THE 2016 ESPP TO INCREASE THE AUTHORIZED VALUE OF SHARES OF COMMON STOCK AVAILABLE FOR SALE UNDER THE 2016 ESPP FROM $3.5 MILLION TO $7 MILLION (Proposal No. 9)	43
Background	43
Consequences if Stockholder Approval is Not Obtained	44
Vote Required and Recommendation	44
PROPOSAL TO RATIFY THE AMENDMENT TO THE 2016 ICP TO INCREASE THE AUTHORIZED VALUE OF SHARES OF COMMON STOCK AVAILABLE FOR SALE UNDER THE 2016 ICP FROM $3.5 MILLION TO $7 MILLION (Proposal No. 10)	45
Background	45
Consequences if Stockholder Approval is Not Obtained	46
Vote Required and Recommendation	46
PROPOSAL TO RATIFY THE APPROVAL OF THE ESTABLISHMENT OF THE 2017 ICP (Proposal No. 11)	47
Background	47
Vote Required and Recommendation	48
PROPOSAL TO AUTHORIZE THE ISSUANCE OF MORE THAN 19.99% OF OUTSTANDING SHARES OF COMMON STOCK UPON CONVERSION OF THE MAY DEBENTURES, EXERCISE OF THE MAY WARRANTS, EXERCISE OF THE PLACEMENT AGENT WARRANTS, ISSUANCE OF THE COMPENSATORY SHARES, AND CONVERSION OF THE DECEMBER DEBENTURES (Proposal No. 12)	49
Background	49
Nasdaq Listing Rules	53
Effect of Issuance of Common Stock	54
Consequences if Stockholder Approval is Not Obtained	54
Vote Required and Recommendation	54
FUTURE STOCKHOLDER PROPOSALS	55
EXPENSES AND SOLICITATION	55
OTHER BUSINESS	55
ADDITIONAL INFORMATION	55
APPENDIX A – AUDIT COMMITTEE CHARTER	57
APPENDIX B – COMPENSATION COMMITTEE CHARTER	61
APPENDIX C – GOVERNANCE AND NOMINATION COMMITTEE CHARTER	63
APPENDIX D – FORM OF AMENDMENT TO BY-LAWS	65
APPENDIX E – 2015 EMPLOYEE STOCK OWNERSHIP PLAN	66
APPENDIX F – 2015 INCENTIVE COMPENSATION PLAN	75
APPENDIX G – 2016 EMPLOYEE STOCK OWNERSHIP PLAN	78
APPENDIX H – 2016 INCENTIVE COMPENSATION PLAN	86
APPENDIX I – AMENDED 2016 EMPLOYEE STOCK OWNERSHIP PLAN	89
APPENDIX J – AMENDED 2016 INCENTIVE COMPENSATION PLAN	97
APPENDIX K – 2017 INCENTIVE COMPENSATION PLAN	100
APPENDIX L – COMPANY RESOLUTIONS	103
APPENDIX M – FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION	105

iii

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this proxy statement (the “Proxy Statement”), Vislink Technologies, Inc. (f/k/a xG Technology, Inc.), a Delaware corporation, is referred to as “the “Company”, “we”, “us” and “our”.

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (“Board of Directors”) for use at our Annual Meeting of our stockholders (the “Annual Meeting”) to be held at 9:00 a.m. (Eastern Time) on April ___, 2019, at the Company’s offices at 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236, and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock, $0.00001 par value per share, of the Company (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about April ___, 2019.

Only stockholders of record as of the close of business on March ___, 2019, (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Annual Meeting. As of March ___, 2019, __________ shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person. Our Board of Directors is submitting the Ratifications to the Company’s stockholders to eliminate such uncertainty. The Ratifications are being submitted to stockholders pursuant to Section 204 of the DGCL. Under Section 204 of the DGCL, stockholders of record as of April 10, 2015 (the record date of the 2015 Annual Meeting), April 15, 2016 (the record date of the 2016 Annual Meeting), and April 19, 2017 (the record date of the 2017 Annual Meeting), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Annual Meeting, but are not entitled to attend the Annual Meeting or vote on any matter presented at the Annual Meeting unless they were also holders of Common Stock as of the Record Date.

Roger G. Branton and Susan Swenson are named as attorneys-in-fact in the proxy. Mr. Branton is our Chief Executive Officer. Ms. Swenson is our Chairman of the Board of Directors. Mr. Branton or Ms. Swenson will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures”. Where a vote has been specified in the Proxy Statement with respect to the matters identified in the notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board of Directors on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

1

Our stockholders will consider and vote upon (i) a proposal to elect seven (7) members of the Board, each to serve until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2019 (“Proposal No. 2”); (iii) a proposal to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of all of the outstanding shares of the Company’s Common Stock at a specific ratio within a range from one-for-three to one-for-twenty (the “Reverse Stock Split”), to grant authorization to the Company’s board of directors to determine, in its sole discretion, the specific ratio and timing of the reverse stock split any time before December 31, 2019 (“Proposal No. 3”); (iv) a proposal to approve an amendment to the Company’s amended and restated by-laws (the “By-laws”) to modify the standard under which all proposals, other than the election of directors, shall be voted upon by the Company’s stockholders (“Proposal No. 4”); (v) a proposal to ratify the approval of the establishment of the Company’s 2015 Employee Stock Purchase Plan (the “2015 ESPP”) (“Proposal No. 5”); (vi) a proposal to ratify the approval of the establishment of the Company’s 2015 Incentive Compensation Plan (“Proposal No. 6”); (vii) a proposal to ratify the approval of the establishment of the Company’s 2016 Employee Stock Purchase Plan (“Proposal No. 7”); (viii) a proposal to ratify the approval of the establishment of the Company’s 2016 Incentive Compensation Plan (“Proposal No. 8”); (ix) a proposal to ratify the amendment to the Company’s 2016 Employee Stock Purchase Plan (the “2016 ESPP”) to increase the authorized value of shares of Common Stock available for sale under the 2016 ESPP from $3.5 million to $7 million (“Proposal No. 9”); (x) a proposal to ratify the amendment to the Company’s 2016 Incentive Compensation Plan (the “2016 ICP”) to increase the authorized value of shares of Common Stock available for issuance under the 2016 ICP from $3.5 million to $7 million (“Proposal No. 10”); (xi) a proposal to ratify the approval of the establishment of the Company’s 2017 Incentive Compensation Plan (the “2017 ICP”) (“Proposal No. 11”); and (xii) a proposal to approve the issuance of more than 19.99% of the Company’s outstanding shares of Common Stock in connection with (a) shares of Common Stock issuable upon conversion of certain 6% Senior Secured Convertible Debentures, as amended and restated, as applicable (the “May Debentures”), (b) the exercise of certain warrants to purchase 3,000,000 shares of Common Stock (the “May Warrants”), (c) the exercise of certain warrants to purchase 200,000 shares of Common Stock (the (“Placement Agent Warrants”), (d) the issuance of 302,655 shares of Common Stock, issued as compensatory shares (the “Compensatory Shares”), and (e) shares of Common Stock issuable upon conversion of certain 10% Senior Secured Convertible Debentures (the “December Debentures”), with all such securities described in (a)-(d) being issued in connection with a private placement completed by the Company on May 29, 2018, and all such securities described in (e), being issued in connection with a private placement completed by the Company on December 3, 2018. Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Mr. Branton and/or Ms. Swenson will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least one-third (1/3) of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting, but will not be counted in favor of any of the proposal in the Proxy Statement. Accordingly, an abstention with respect to any proposal in this Proxy Statement will have the same effect as a vote “AGAINST” such proposal.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Certificate of Incorporation, does not authorize cumulative voting. Our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

2

Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 2). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2019.

Vote Required for the Reverse Stock Split (Proposal No. 3). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval of the amendment to our Certificate of Incorporation to give effect to the reverse stock split. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to approve the Reverse Stock Split.

Vote Required for the amendment of the By-Laws (Proposal No. 4). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to approve the amendment of the By-Laws.

Vote Required for the ratification of the 2015 ESPP (Proposal No. 5). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2015 ESPP.

Vote Required for the ratification of the 2015 ICP (Proposal No. 6). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2015 ICP.

Vote Required for the ratification of the 2016 ESPP (Proposal No. 7). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2016 ESPP.

Vote Required for the ratification of the 2016 ICP (Proposal No. 8). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2016 ICP.

Vote Required for the ratification of the amendment to the 2016 ESPP (Proposal No. 9). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the amendment to the 2016 ESPP.

Vote Required for the ratification of the amendment to the 2016 ICP (Proposal No. 10). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the amendment to the 2016 ICP.

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Vote Required for the ratification of the 2017 ICP (Proposal No. 11). Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2017 ICP.

Vote Required for the issuance of more than 19.99% of outstanding shares of Common Stock upon the conversion of the May Debentures, the exercise of the May Warrants, the exercise of the Placement Agent Warrants, the issuance of the Compensatory Shares, and the conversion of the December Debentures (Proposal No. 12). Our By-laws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to approve the issuance of up more than 19.99% of the Company’s outstanding shares of Common Stock in connection with the conversion of the May Debentures, the exercise of the May Warrants, the exercise of the Placement Agent Warrants, the issuance of the Compensatory Shares, and the conversion of December Debentures.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal and shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposal No. 2 is considered “routine”. All of the other proposals in this Proxy Statement are considered “non-routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Company’s Chief Executive Officer.

Our stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Delivery of Documents to Security Holders Sharing an Address

We will send only one set of Annual Meeting materials and other corporate mailings to our stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Annual Meeting materials, to the Company’s Secretary at 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236, telephone: (941) 953-9035.

If multiple stockholders sharing an address have received one copy of the Annual Meeting materials or any other corporate mailing and would prefer that we mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer that we mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March ___, 2019, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
●	each of our named executive officers;
●	each of our directors; and
●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of March ___, 2019. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days of March ___, 2019, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Vislink Technologies, Inc., 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida 34236.

Name and Address of Beneficial Owner:	Amount and Nature of Beneficial Ownership	Percent of Class of Common Stock(1)
5% Stockholders:
None
Named Executive Officers and Directors:
George F. Schmitt(2)	814,181	4.27%
Roger G. Branton(3)	185,492	*
John C. Coleman(4)	284,783	1.49%
John B. Payne IV(5)	125,000	*
Belinda Marino(6)	25,007	*
Richard L. Mooers(7)	381,179	2.00%
Raymond M. Sidney(8)	77,073	*
General James T. Conway(9)	76,726	*
Susan Swenson(10)	24,004	*
All Executive Officers and Directors as a Group (9 Persons):	1,993,985	10.31%

* Less than 1%

(1) Based on 19,029,547 shares of Common Stock issued and outstanding as of March ___, 2019. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within sixty (60) days of March ___, 2019, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

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(2) Includes 598,944 shares of Common Stock and 50,520 shares of Common Stock underlying options and warrants that are presently exercisable and held directly by Mr. Schmitt, and 162,949 shares of Common Stock and 1,768 shares of Common Stock underlying options and warrants that are presently exercisable and beneficially owned through MB Technology Holdings, LLC (“MBTH”). Mr. Schmitt has a direct 76.24% ownership interest in MBTH.

(3) Includes 135,369 shares of Common Stock and 50,123 shares of Common Stock underlying options and warrants that are presently exercisable, beneficially owned through Branton Partners, LLC, of which various family entities, including Mr. Branton’s spouse, children and trusts for the benefit of Mr. Branton’s children, beneficially own 100%, 12 shares of Common Stock beneficially owned through Mooers Branton and Company (“MBC”), of which Mr. Branton is a 20% owner. Mr. Branton beneficially holds 20% of the issued share capital of MB Merchant Group, LLC (“MBMG”). MBMG abandoned its shares in MBTH on December 31, 2018, and therefore holds no equity ownership interest.

(4) Includes 173,783 shares of Common Stock and 50,000 shares of Common Stock underlying options and warrants that are presently exercisable. Includes 10 shares of Common Stock owned by Mr. Coleman’s wife. Mr. Coleman will not stand for re-election as a director.

(5) Includes 75,000 shares of Common Stock and 50,000 shares of Common Stock underlying options and warrants that are presently exercisable.

(6) Includes 7 shares of Common Stock and 25,000 shares of Common Stock underlying options and warrants that are presently exercisable.

(7) Includes 346,605 shares of Common Stock and 25,066 shares of Common Stock underlying options and warrants that are presently exercisable. Mr. Mooers’ family entities and trusts for the benefit of his and his wife’s children hold 80% of the share capital of MBMG and MBC. MBMG abandoned its shares in MBTH on December 31, 2018, and therefore holds no equity ownership interest. MBC directly owns 12 shares of Common Stock.

(8) Includes 42,025 shares of Common Stock and 25,000 shares of Common Stock underlying options and warrants that are presently exercisable.

(9) Includes 39,668 shares of Common Stock and 50,000 shares of Common Stock underlying options and warrants that are presently exercisable.

(10) Includes 11,946 shares of Common Stock.

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ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board, each to serve until the 2020 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Amended and Restated Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Information about each nominee, including biographical data for at least the last five (5) years, follows. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since

Roger G. Branton	51	July 19, 2018

Susan Swenson	70	October 31, 2018

Richard L. Mooers	55	February 4, 2004

George F. Schmitt	75	February 4, 2011

Raymond M. Sidney	49	July 18, 2013

General James T. Conway	71	January 6, 2015

Jude T. Panetta	59	Not Applicable

Roger G. Branton, Chief Executive Officer, Chief Financial Officer, and Director

Mr. Branton, together with Richard Mooers, co-founded the Company in August 2002, and he has served as Chief Executive Officer since July 19, 2018 and Chief Financial Officer of the Company since August 26, 2002. Mr. Branton also serves in similar capacities at MBTH, a company he co-founded with Richard Mooers and George F. Schmitt in 2010. Mr. Branton graduated from West Chester University in Pennsylvania with a Bachelor of Science degree in accounting in 1989. He trained as a certified public accountant until 1992 and then worked at an investment/merchant bank which specialized in the technology, agriculture, and environmental industries, where his duties included acting as interim chief financial officer for several companies within its investment portfolio. In 1997, Mr. Branton co-founded Mooers Branton & Company, an international merchant bank which provides early-stage financing to emerging businesses.

Mr. Branton was selected to serve on our Board based on his broad experience with the Company and in the wireless industry, he is the Company’s Chief Executive Officer and Chief Financial Officer, and he is a co-founder of the Company.

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Susan Swenson, Executive Chairman of the Board

Ms. Swenson’s appointment to Executive Chairman of the Board became effective on October 31, 2018. Ms. Swenson has several decades of operating experience in wireless telecom, video technologies and digital media, as well as telematics and small business software. Ms. Swenson currently serves on the board of Harmonic, Inc. and chairs the Governance and Nominating Committee. Harmonic, Inc. is the worldwide leader in video delivery technology and services enabling media companies and service providers to deliver ultra-high-quality broadcast and OTT video services to consumers globally.

From August 2012 to August 2018 Ms. Swenson served on the board of the First Responder Network Authority and chaired the board from 2014 to 2018. This independent authority within NTIA/Department of Commerce established a single nationwide public safety broadband network enabling first responders to have voice and data communications across all 56 states, territories and commonwealths.

From October 2015 to June 2017, Ms. Swenson served as Chair and Chief Executive Officer of Inseego Corp. (previously Novatel Wireless, Inc), a wireless internet solutions and telematics provider, and served as the board chair from April 2014 to June 2017 after joining the board in 2012. From March 2008 to April 2011, Ms. Swenson served as President and Chief Executive Officer of Sage Software-North America, a division of The Sage Group PLC, a global supplier of business management software and services.

From August 2007 to March 2008, she was Chief Operating Officer at Atrinsic, Inc. a digital content company. Prior to joining Atrinsic, Inc., she served as Chief Operating Officer of Amp’d Mobile, Inc, a mobile virtual network start-up, from 2006 to 2007. Ms. Swenson was the President and Chief Operating Officer of T-Mobile USA from 2004 to 2005 and of Leap Wireless International, Inc. from 1999 to 2004. She served as the President and Chief Executive Officer of Cellular One from 1994 to 1999. From 1979 to 1994 she served in various management capacities at Pacific Bell, ultimately serving as President and Chief Operating Officer of PacTel Cellular and Vice President, Pacific Bell - Northern California Business Unit. Ms. Swenson holds a B.A. in French from San Diego State University.

Mr. Swenson was selected to serve on our Board based on her extensive experience with technology and networking companies and broad experience in the telecommunications industry.

Richard L. Mooers, Director

Richard Mooers has been involved in telecommunications activities for over 20 years and has significant expertise in accounting, risk management, and controls. For the past 11 years, he has served in a variety of positions with our company since its founding in August 2002. Mr. Mooers served as our Executive Chairman of the Board from inception until July 19, 2013 and continues to serve as a director of the Company, a position he has held from inception. He also serves as a Director of MBTH, a company he co-founded with Roger G. Branton and George F. Schmitt in 2010. Mr. Mooers graduated summa cum laude from the University of Maine, with a Bachelor of Science degree in business administration in 1985. He remains one of the major investors in the Company.

Mr. Mooers was selected to serve on our Board based on his extensive experience with technology and telecommunications companies, including as a founder, executive and investor.

George F. Schmitt, Director

Mr. Schmitt has over 40 years of broad telecom experience in wireless and wireline companies and has built wireless networks in a dozen countries. He is a major investor in the Company through his personal holdings and through his holdings in MBTH. Mr. Schmitt has served as a director of the Company since February 4, 2011. From July 19, 2013 to April 23, 2018, Mr. Schmitt served as Executive Chairman of the Board of the Company. He also served as Chief Executive Officer of the Company from February 12, 2015 to April 23, 2018. In addition, Mr. Schmitt previously served as the Chief Executive Officer of MBTH from December 2010 through December 2013. Mr. Schmitt currently sits on the board of directors of SecureAlert, Culient, and the California Thoroughbred Breeders Association. Mr. Schmitt previously served as a director of TeleAtlas, Objective Systems Integrators, Omnipoint and LHS Group. Mr. Schmitt is a principal of Sierra Sunset II, LLC and served as a former Trustee of St. Mary’s College. In addition, Mr. Schmitt has served as a director of many privately held companies including Voice Objects, Knowledge Adventure, Jungo and Cybergate, among others. Mr. Schmitt has also served as Financial Vice President of Pacific Telesis and chaired the Audit Committees of Objective Systems Integrations and TeleATLAS. Mr. Schmitt received an M.S. in Management from Stanford University, where he was a Sloan Fellow, and a B.A. in Political Science from Saint Mary’s College.

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Mr. Schmitt was selected to serve on our Board based on his extensive experience with technology and networking companies and broad experience in the telecommunications industry and his status as a significant investor in the Company.

Raymond M. Sidney, Director

Dr. Sidney has established several real estate investment ventures and been involved with a number of companies, including Covia Labs, Hemedex, Edison2 and Commuter Cars as an investor, board member or advisor. He also serves on the Vision Circle of the X PRIZE Foundation. Prior to this, Dr. Sidney was the second software engineer hired at Google, Inc. Dr. Sidney previously worked as a security expert and software engineer at RSA Labs and D.E. Shaw & Co., among other companies. He provided the implementation expertise for RC6, RSA’s candidate cipher for NIST’s quest for AES, a successor to the Data Encryption Standard. Dr. Sidney attended Caltech and Harvard, and he received a bachelor’s degree in mathematics from Harvard in 1991. He then entered the graduate program in mathematics at MIT, where he specialized in cryptography and received a PhD in 1995. His higher mathematics knowledge will be helpful to our development team. Dr. Sidney’s business experience includes running and investing in startups through his venture capital company, Big George Ventures. In addition, he is active in many educational and environmental undertakings in the Lake Tahoe area.

Dr. Sidney was selected to serve on our Board based on his extensive experience with technology companies and broad experience in the venture capital industry.

General James T. Conway, Director

General Conway retired from active military duty in 2010. Since retiring, General Conway has consulted for several corporate and non-profit boards, including Textron Inc., Colt Defense and General Dynamics. General Conway also co-chairs the Energy Security Leadership Council, a non-partisan energy policy think tank. Prior to his retirement, General Conway served as the 34th Commandant of the U.S. Marine Corps for four years. Prior to becoming Commandant, General Conway served for four years on the Joint Chiefs of Staff as Senior Operations Officer in the U.S. military, where he oversaw the war efforts in Iraq and Afghanistan. As a member of the Joint Chiefs of Staff, General Conway functioned as a military advisor to the Secretary of Defense, the National Security Council, and the President.

General Conway was selected to serve on our Board based on his significant experience assessing and implementing military technology operations.

Jude T. Panetta, Director

Jude Panetta joined Hale Capital as an Operating Partner in 2017 after a 30 plus year career leading technology companies in the Telecommunications, Satellite, Wireless and Power Industries. Before joining HCP as an Operating Partner, Jude Panetta served as: Vice President of Strategy and Technology at Comtech TCS; Vice President of Government Systems at TeleCommunication Systems Inc.; President and Chief Executive Officer of ASC Signal Corporation; Group President of Andrew Corp.; VP of Operations at Celiant (acquired by Andrew Corp.), VP of Operations at Adtran Corp.; and Director of Operations at Exide Electronics Corporation. During his career, Jude has held a leading role in over a dozen acquisitions and divestitures. He is a Graduate of GE’s Manufacturing Management Program and holds a Bachelor of Science (BS) in Mechanical Engineering from the University of Virginia. Jude recently retired from firefighting. He served as a Lieutenant in the St James, NC Fire Department.

Mr. Panetta was selected to serve on our Board based on his operating background in the satellite and telecom industries as well as his broad experience in finance.

In his spare time, Jude is an avid fisherman, loves to play golf and pickle ball, and enjoys reading, bike riding and travel.

Vote Required and Recommendation

Our Certificate of Incorporation, does not authorize cumulative voting. Our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality

At the Annual Meeting a vote will be taken on a proposal to approve the election of the seven (7) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE SEVEN (7) DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Our Board currently consists of seven (7) members: Roger G. Branton, Susan Swenson, Richard L. Mooers, George F. Schmitt, John C. Coleman, Raymond M. Sidney, and General James T. Conway. All of our directors will serve until our next Annual Meeting of Stockholders and until their successors are duly elected and qualified. However, John C. Coleman will not stand for re-election as a director. He did not have any disagreement with the Company. Due to the reduced role of Mr. Coleman’s executive duties, he and the Company agreed that it would in the best interests of the Company and its stockholders for him not to stand for re-election in order to regain an independent Board of Directors in accordance with certain Marketplace Rules of the Nasdaq Stock Market.

Director Independence

As we are listed on the Nasdaq Capital Market, our determination of independence of directors is made using the definition of  “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market (“Nasdaq Rule 5605(a)(2)”). As of the date of this Proxy Statement, our Board affirmatively determined that Susan Swenson, General James T. Conway and Raymond Sidney are “independent directors” within the meaning of Nasdaq Rule 5605(a)(2). On April 23, 2018, upon the retirement of George F. Schmitt as Executive Chairman of the Board and Chief Executive Officer of the Company, the Board appointed Gary Cuccio as Executive Chairman of the Board and Interim Chief Executive Officer of the Company, effective immediately. On July 19, 2018, the Board appointed Roger G. Branton, the Company’s Chief Financial Officer, to the role of Chief Executive Officer. Because of his appointment as Chief Executive Officer, Mr. Branton is no longer an “independent director” within the meaning of Nasdaq Rule 5605(a)(2). As of the date of this Proxy Statement, we intend the seven (7) director nominees, if all elected, to constitute a majority independent board under Rule 5605(b)(1) of the Marketplace Rules of the Nasdaq Stock Market and as such, we will be in compliance with the Marketplace Rules of the Nasdaq Stock Market.

Board Meetings and Attendance

During fiscal year 2018, the Board held eleven (11) physical and telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 67% of the aggregate of all meetings of the Board and all meetings of committees of the Board on which such director served. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

The Company held its 2018 Annual Meeting of Stockholders on June 14, 2018, which was not attended by any of our then current directors.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Roger G. Branton, Vislink Technologies, Inc., 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

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Board Committees

Our Board has an Audit Committee, a Compensation Committee and a Governance and Nomination Committee. Each committee has a charter, which is attached as an appendix to this Proxy Statement. Each of the board committees has the composition and responsibilities described below. As of March ___, 2019, the members of these committees are:

Audit Committee	Compensation Committee	Governance and Nomination Committee

Susan Swenson*	General James T. Conway*	Susan Swenson*

General James T. Conway	Raymond Sidney	Raymond Sidney

Raymond Sidney	Susan Swenson	General James T. Conway

*Denotes Chairman of Committee.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Susan Swenson, General James T. Conway, and Raymond Sidney. Susan Swenson, General James T. Conway and Raymond Sidney are “independent directors” within the meaning of Rule 10A-3 under the Exchange Act and Nasdaq Rule 5605(a)(2).

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of the Audit Committee include:

●Selecting and recommending to our Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●Approving the fees to be paid to the independent registered public accounting firm;

●Helping to ensure the independence of our independent registered public accounting firm;

●Overseeing the integrity of our financial statements;

●Preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●Reviewing major changes to our auditing and accounting principles and practices as suggested by our Company’s independent registered public accounting firm, internal auditors (if any) or management;

●Reviewing and approving all related party transactions; and

●Overseeing our compliance with legal and regulatory requirements.

In 2018, the Audit Committee held five (5) physical and telephonic meetings, four of which all three (3) members of the then current Audit Committee were present, and one of which two (2) members of the then current Audit Committee were present.

The Audit Committee’s charter is attached as Appendix A to this Proxy Statement.

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Compensation Committee

The members of our Compensation Committee are General James T. Conway, Raymond Sidney, and Susan Swenson. Each member of the Compensation Committee is “independent” within the meaning of Nasdaq Rule 5605(a)(2). In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. General James T. Conway serves as Chairman of our Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include:

●Assisting our Board in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

●Reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●Reviewing, approving and recommending to our Board on an annual basis the evaluation process and compensation structure for our other executive officers;

●Providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●Reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board as needed, and exercising all the authority of our Board with respect to the administration of such plans;

●Reviewing and recommending to our Board the compensation of independent directors, including incentive and equity-based compensation; and

●Selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

In 2018, the Compensation Committee held one (1) physical and telephonic meetings, at which four (4) members of the then current Compensation Committee were present.

The Compensation Committee’s charter is attached as Appendix B to this Proxy Statement.

Governance and Nomination Committee

The members of our Governance and Nomination Committee are Susan Swenson, Raymond Sidney, and General James T. Conway. Each member of the Governance and Nomination Committee is “independent” within the meaning of Nasdaq Rule 5605(a)(2). The purpose of the Governance and Nomination Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Kenneth Hoffman serves as chairman of our Governance and Nomination Committee.

The Governance and Nomination Committee’s responsibilities include:

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●Selecting director nominees. The Governance and Nomination Committee recommends to the Board nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board. The Governance and Nomination Committee will consider candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering such candidates as it does when considering other candidates. The Governance and Nomination Committee may adopt, in its discretion, separate procedures regarding director candidates proposed by our stockholders. Director recommendations by stockholders must be in writing, include a resume of the candidate’s business and personal background and include a signed consent that the candidate would be willing to be considered as a nominee to the Board and, if elected, would serve. Such recommendation must be sent to the Company’s Secretary at the Company’s executive offices. When it seeks nominees for directors, our Governance and Nomination Committee takes into account a variety of factors including (a) ensuring that the Board, as a whole, is diverse and consists of individuals with varied and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert”, as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the Board to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Governance and Nomination Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board whom the committee believes continue to make important contributions to the Board and who consent to continue their service on the Board. The Board has not adopted a formal policy with respect to its consideration of diversity and does not follow any ratio or formula to determine the appropriate mix; rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of board service. The Governance and Nomination Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders;

●Reviewing requisite skills and criteria for new Board members and Board composition. The Governance and Nomination Committee reviews with the entire Board, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

●Hiring of search firms to identify director nominees. The Governance and Nomination Committee has the authority to retain search firms to assist in identifying Board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

●Selection of committee members. The Governance and Nomination Committee recommends to the Board on an annual basis the directors to be appointed to each committee of the Board;

●Evaluation of the Board. The Governance and Nomination Committee will oversee an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively;

●Development of corporate governance guidelines. The Governance and Nomination Committee will develop and recommend to the Board a set of corporate governance guidelines applicable to the Company.

The Governance and Nomination Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Governance and Nomination Committee is authorized to retain independent legal and other advisors and conduct or authorize investigations into any matter within the scope of its duties.

In 2018, the Governance and Nomination Committee did not hold any meetings.

The Governance and Nomination Committee’s charter is attached as Appendix C to this Proxy Statement.

Director Nominating Procedures

Since May 22, 2017, there have been no material changes to the procedures by which our security holders may recommend nominees to our Board of Directors.

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Family Relationships

There are no relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

●Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●Had any petition under federal or state bankruptcy laws filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for, the business or property of the person, or any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

●Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●Been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Executive Chairman of the Board or, if the roles are separate, whether the Executive Chairman of the Board should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.

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Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Code of Ethics

The Board has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable rules of the Nasdaq Stock Market. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct contains additional provisions that apply specifically to our Chief Executive Officer, Chief Financial Officer and other finance department personnel with respect to accurate reporting. The Code of Conduct is available on our website at www.vislinktechnologies.com. Information contained in our website does not form part of this Proxy Statement and is intended for informational purposes only. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

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DIRECTOR COMPENSATION FOR FISCAL YEAR 2018

The Company compensates our non-employee directors on a negotiated basis including expenses for their service. In the fiscal year ended December 31, 2018, each of these directors received compensation in the amount of  $25,000 or $30,000, annually, based on committee responsibilities, payable quarterly in cash or the same value in shares of Common Stock of the Company, based on the director’s determination. Each award has a vesting schedule of one-third vesting each year on the anniversary date over three (3) years. The table below summarizes the compensation earned by our non-employee directors for the fiscal year ended December 31, 2018.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Gary Cuccio	4,542	12,904	36,936	0	0	0	54,382
Richard Mooers	6,250	15,625	36,936	0	0	0	58,811
Kenneth Hoffman	7,500	16,250	36,936	0	0	0	60,686
Raymond Sidney	6,566	16,200	36,936	0	0	0	59,702
General James T. Conway	7,500	18,750	36,936	0	0	0	63,186
George F. Schmitt	2,465	8,715	73,873	0	0	0	85,053
John C. Coleman	270	9,514	73,873	0	0	0	83,657

(1)	Amounts relate to grants of stock options made under the 2015 and 2016 Incentive Compensation Plans. With respect to each stock option grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718 “Stock Compensation.”

(2)	Except for George F. Schmitt and John C. Coleman, each director had 50,000 outstanding option awards as of December 31, 2018. George F. Schmitt and John C. Coleman each had 100,000 outstanding option awards as of December 31, 2018.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our current executive officers are:

Name	Age	Position
Roger G. Branton	51	Chief Executive Officer, Chief Financial Officer
Belinda Marino	59	Secretary
John B. Payne IV	49	President and Chief Operating Officer

Biographical information about Roger G. Branton appears above on page 7.

Belinda Marino, Secretary

Mrs. Marino has served as Secretary since August 2013. Mrs. Marino is also an employee of the Company serving as the Director of Human Resources since 2006. In addition to the above, Mrs. Marino has ongoing responsibilities for functions that include corporate banking activities and corporate governance. Mrs. Marino earned a PHR (Professional in Human Resources) Certificate from the HR Certification Institute in 2009.

John B. Payne IV, President and Chief Operating Officer

Mr. Payne previously served as President of the IMT Division since January 29, 2016. Mr. Payne was previously the Chief Technology Officer of IMT from February 2012 to January 2016, VP of Engineering of IMT from February 2012 to January 2015, and Chief Operating Officer of IMT from January 2015 through January 2016. From August 2010 through March 2012, Mr. Payne was the Vice President of Technology for IMT, a Vitec Group company. From 1996 through August 2010, Mr. Payne worked for Nucomm, Inc. in various positions, including as Vice President of Engineering. Mr. Payne holds several patents in the area of wireless communications and is considered an industry expert in the wireless video communication industry related to broadcast television and military and civil manned and unmanned systems. Mr. Payne has a Master of Science in communication systems from the University of Southern California and a Bachelor of Science in engineering from the Rochester Institute of Technology.

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EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Years 2018 and 2017

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer (“PEO”) or acted in a similar capacity and the Company’s two other most highly compensated executive officers during the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act. We refer to all of these individuals collectively as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Roger G. Branton, Chief Executive Officer	2018	293,800	0	104,000	73,873	—	—	19,615	491,288
	2017	240,000	0	0	63,268	—	—	17,665	320,933
John B. Payne IV, Chief Operating Officer	2018	286,917	0	78,000	73,873	—	—	28,428	467,218
	2017	254,108	0	0	63,268	—	—	28,428	345,804
George F. Schmitt, Chief Executive Officer (former)	2018	87,500	0	104,000	73,873	—	—	0	265,373
	2017	300,000	0	0	63,268	—	—	0	363,268

(1)	Amounts relate to grants of stock options made under the 2013 Long-Term Stock Incentive Plan and the 2015 and 2016 Incentive Compensation Plans. With respect to each stock option grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718 “Stock Compensation”.

(2)	Includes employer-paid insurance.

Outstanding Equity Awards as of December 31, 2018

The following table presents information regarding the outstanding options held by our Named Executive Officers as of December 31, 2018:

	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Roger G. Branton	50,000	100,000	1.55	3/24/2027
John Payne	50,000	100,000	1.55	3/24/2027

(1)	50,000 of these options vested on March 24, 2018, 50,000 of these options vest on March 24, 2019 and 50,000 of these options vest on March 24, 2020.

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Equity Compensation Plan Information as of December 31, 2018

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	820,000	$1.55	2,693,547
Equity compensation plans approved by security holders(2)	755,500	$1.55	57,797
Equity compensation plans approved by security holders(3)	—	—	5,571,196
Equity compensation plans approved by security holders(4)	1,496,667	$1.55	8,507,429
Equity compensation plans approved by security holders(5)	2,785,001	$1.55	3,944,999
	5,857,168	$1.55	20,774,968

(1)	Represents the shares authorized for issuance under the 2013 Long-Term Stock Incentive Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2013 Option Plan, including stock options, stock awards, and stock appreciation rights is limited to 15% of the shares of Common Stock outstanding on the first trading day of any fiscal year, or 2,693,547 shares of Common Stock for fiscal year 2018.

(2)	Represents the shares authorized for issuance under the 2015 Incentive Compensation Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2015 Incentive Compensation Plan, including stock options and stock awards is limited to $17,975 of shares of Common Stock, which based on the closing price of $0.311 of our Common Stock on December 31, 2018, as listed on the Nasdaq Capital Market, was equal to 57,797 shares of Common Stock.

(3)	Represents the shares authorized for issuance under the 2016 Employee Stock Purchase Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2016 Employee Stock Purchase Plan is limited to $1,732,642 shares of Common Stock, which based on the closing price of $0.311 of our Common Stock on December 31, 2018, as listed on the Nasdaq Capital Market, was equal to 5,571,196 shares of Common Stock.

(4)	Represents the shares authorized for issuance under the 2016 Incentive Compensation Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2016 Incentive Compensation Plan, including stock options and stock awards is limited to $3,111,274 of shares of Common Stock, which based on the closing price of $0.311 of our Common Stock on December 31, 2018, as listed on the Nasdaq Capital Market, was equal to 10,004,096 shares of Common Stock.

(5)	Represents the shares authorized for issuance under the 2017 Incentive Compensation Plan, which was approved by the Company’s stockholders. The maximum aggregate number of shares of Common Stock that may be issued under the 2017 Incentive Compensation Plan, including stock options and stock awards is limited to 7,000,000 of shares of Common Stock.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements, the following is a description of transactions to which we were a participant or will be a participant to, in which:

●the amounts involved exceeded or will exceed the lesser of 1% of our total assets or $120,000; and

●any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq Stock Market regulations.

MB Technology Holdings, LLC and MB Merchant Group, LLC

On April 29, 2014, the Company entered into a management agreement (the “Management Agreement”) with MB Technology Holdings, LLC (“MBTH”), pursuant to which MBTH agreed to provide certain management and financial services to the Company. The Management Agreement was effective January 1, 2014. Roger G. Branton, the Company’s Chief Executive Officer and Chief Financial Officer and a member of the Board of Directors of the Company; George F. Schmitt, a member of the Board of Directors of the Company and former Chief Executive Officer and Executive Chairman of the Board; and Richard Mooers, a member of the Board of Directors of the Company, are each directors of MBTH.

The Company has agreed to award MBTH a 3% cash success fee if MBTH arranges financing, a merger, consolidation or sale by the Company of substantially all of its assets. On November 29, 2016, the Company and MBTH entered into an acquisition services agreement (the ‘‘M&A Services Agreement’’) pursuant to which the Company engaged MBTH to provide services in connection with merger and acquisition searches, negotiating and structuring deal terms and other related services. The M&A Services Agreement incorporated by reference the terms of the Management Agreement, as well as the Company’s agreement with MBTH on January 12, 2013 to pay MBTH a 3% success fee on any financing arranged for the Company, merger or consolidation of the Company or sale by the Company of substantially all of its assets. The M&A Services Agreement also provided for additional fees owed to MBTH.

On February 16, 2017, the Board of Directors amended the terms of the Block Purchase Option in the M&A Services Agreement to allow MBTH the option to acquire 25% of the fully diluted outstanding shares of common stock and warrants of the Company at a price of $2.10 per share and for a five-year term (the “Dilutive Option”).

On December 31, 2018, MBTH terminated the foregoing agreements and services provided to the Company. In connection therewith, we entered into an acquisition services agreement, dated December 29, 2018 (the “MBMG Agreement”) with MB Merchant Group, LLC (“MBMG”). Under the MBMG Agreement, MBMG will continue to provide the services provided by MBTH to the Company. The term of the MBMG Agreement commenced on January 1, 2019 and will renew automatically annually thereafter until sooner terminated by either party on thirty (30) days’ prior written notice. Roger G. Branton and Richard Mooers are the only members and partners of MBMG. Principally, MBMG will receive the following fees and compensation under the MBMG Agreement:

1.	An acquisition fee comprised of the greater of $250,000 or 6% of the total acquisition price for all deals where the total consideration for the acquisition paid by the Company is less than $10 million. For deals which are $10 million to $100 million, the Company will pay MBMG a fee of $600k (for the first $10 million) plus a 4% fee of the excess value over $10 million. For deals which are $100 million to $400 million, the Company will pay MBMG a fee of $4.2 million (for the first $100 million) plus a 2% fee of the excess over $100 million. For deals which are over $400 million, the Company will pay MBMG a fee of $10.2 million plus a 1.1% fee of the excess over $400 million.

2.	A success-based due diligence fee of $250,000, only on successfully closed deals, in addition to any other fees.

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3.	The 3% success fee referred to with respect to MBTH above shall be waived on a case by case basis whenever an acquisition fee is more than $1 million. The waiver should be for that part of the financing which is for the acquisition and should not relate to any additional fees raised for the Company above the acquisition price. And such 3% fee was decreased to 2% beginning January 1, 2019.

4.	Should the Company engage an external, independent advisor to value the acquisition, and the result is a higher value than the price MBMG negotiated, then MBMG will receive an additional fee of 5% of such gain. This is to further incent MBMG to help the Company achieve the best value in acquisitions.

5.	Reimbursement for certain expenses.

MBMG shall have the option to convert up to 50% of its fees into common shares of the Company so long as the receivable remains outstanding. The conversion price will be fixed at 110% of the price of the shares on the day of closing or the price in connection with any acquisition financing, whichever is lower. Provided MBMG converts at least 25% of its fees, then the Company agrees to register all of shares in the Company held by MBMG.

MBMG and MBTH have separately agreed to split the Dilutive Option effective January 1, 2019. The split will be based on present ownership in MBTH and provided that MBMG be willing to accept this assignment to continue such merger and acquisition services to the Company. The Company agreed to allow both MBTH and MBMG to amend the strike price of said options based on any financing consummated in 2019 and such reset to be at the lowest and same price as the Company may agree to in any of its 2019 financings.

Additionally, MBMG will receive a monthly fee of $50,000, and the Company at its sole discretion will have the option to credit such fees against future acquisition fees due each year to the extent it deems that appropriate based on all services received from MBMG.

George F. Schmitt - Due to Related Party

George F. Schmitt, a Director and the former Chairman of the Board and Chief Executive Officer of the Company, earned an annual salary of $300,000 and received all of his compensation in shares of the Company’s common stock in 2017 and 2016. In 2017, Mr. Schmitt received 221,427 shares with a fair market value of $300,000. In 2016, Mr. Schmitt received 46,637 shares with a fair market value of $296,000. In 2018, Mr. Schmitt received 148,657 shares with a fair market value of $147,166.

On July 25, 2016, the Company repaid the outstanding principal totaling $300,000 and $70,484 in interest to Mr. Schmitt on loans originating in 2015. As of December 31, 2016, the Company has repaid in full the advances George F. Schmitt made to the Company in 2015. For the year ended December 31, 2016, the Company accrued interest expense of $14,000.

In October 2016, the Board of Directors agreed to give George F. Schmitt 27,977 shares of common stock for being the guarantor of the $2.5 million debt related to the IMT acquisition and the Company recorded the fair market value of the shares at $103,000 in general and administrative expenses in the accompanying Consolidated Statement of Operations. These shares of common stock were issued in January 2017. At the same meeting, the Board of Directors also agreed to give George F. Schmitt 20,833 warrants at an exercise price of $8.40 and the Company recorded the grant date fair value of the warrants at $77,000.

John C. Coleman

We’ve entered into a non-exclusive license agreement with our former Chief Executive Officer and director (who is not standing for re-election), John C. Coleman. Because there is no minimum and no financial commitment by either us or Mr. Coleman, we cannot adequately place a value on the agreement at this time.

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COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of the Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal year 2018. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2018, there was no failure to comply with Section 16(a) filing requirements applicable to its executive officers, directors or greater than ten percent (10%) stockholders other than as listed in the table below:

Name	Number of Late Reports	Description
John C. Coleman	3	3 transactions were not reported on a timely basis upon the acquisition of Common Stock.
Raymond M. Sidney	1	1 transaction was not reported on a timely basis upon the acquisition of Common Stock.
Gary Cuccio	3	3 transactions were not reported on a timely basis upon the acquisition of Common Stock.
Richard Mooers	6	6 transactions were not reported on a timely basis upon the acquisition of Common Stock.
George F. Schmitt	2	2 transactions were not reported on a timely basis upon the acquisition of Common Stock.
Kenneth Hoffman	1	1 transaction was not reported on a timely basis upon the acquisition of Common Stock.
Roger G. Branton	1	1 transaction was not reported on a timely basis upon the acquisition of Common Stock.
John B. Payne IV	2	John B. Payne IV’s Form 3 was not filed on a timely basis; 1 transaction was not reported on a timely basis upon the acquisition of Common Stock.
James M. Walton	2	James M. Walton’s Form 3 was not filed on a timely basis; 1 transaction was not reported on a timely basis upon the acquisition of Common Stock.
Belinda Allen Marino	3	3 transactions were not reported on a timely basis upon the acquisition of Common Stock.
James T. Conway	1	1 transaction was not reported on a timely basis upon the acquisition of Common Stock.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Marcum LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Susan Swenson, Chairman

General James T. Conway

Raymond Sidney

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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 2)

Marcum LLP (“Marcum”) has served as our independent registered public accounting firm since September 11, 2015 and has been appointed by the Audit Committee of the Board to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of an independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter, the Board will reconsider its selection of an independent registered public accounting firm. Marcum has no interest, financial or otherwise, in the Company. We do not currently expect a representative of Marcum to physically attend the Annual Meeting; however, it is anticipated that a Marcum representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

The following table presents aggregate fees for professional services rendered by Marcum for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2018 and 2017.

	For the Year Ended December 31,
	2018	2017

Audit fees(1)	$255,843	$278,768

Audit-related fees	—	—

Tax fees	—	—

All other fees(2)	$—	$102,205

Total fees	$255,843	$380,973

(1)	Audit fees consist of the aggregate fees billed for each of the last two fiscal years for professional services rendered by Marcum for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Qs, or services that are normally provided by Marcum in connection with the Company’s statutory and regulatory filings or engagements for those fiscal years.

(2)	Other fees were for professional services rendered related to the audit of IMT.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman of the Audit Committee must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2019.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Marcum as our independent registered public accountants for the fiscal year ending December 31, 2019.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

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PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S

CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR

OUTSTANDING COMMON STOCK AT THEIR DISCRETION
(Proposal No. 3)

Summary

Our Board of Directors has unanimously approved a proposal to amend the Certificate of Incorporation to effect a reverse stock split of all of our outstanding shares of Common Stock by a ratio in the range of one-for-three to one-for-twenty the “Reverse Stock Split”). The proposal provides that our Board of Directors shall have sole discretion pursuant to Section 242(c) of the DGCL to elect, as it determines to be in the Company’s best interests, whether or not to effect the Reverse Stock Split before December 31, 2019, or to abandon it. Should the Board of Directors proceed with the Reverse Stock Split, the exact ratio shall be set at a whole number within the above range as determined by our Board of Directors in its sole discretion. Our Board of Directors believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining whether to implement the Reverse Stock Split following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	our ability to have our shares of Common Stock remain listed on NASDAQ;

●	the anticipated impact of the reverse stock split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

If our Board of Directors determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares of Common Stock to be combined into one share of our Common Stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, is set forth in Appendix M to this Proxy Statement. The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect the exact ratio for the Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Reverse Stock Split.

Our Board of Directors believes that approval of the amendment to the Certificate of Incorporation to effect the Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

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Board Discretion to Implement or Abandon Reverse Stock Split

The Reverse Stock Split will be effected, if at all, only upon a determination by our Board of Directors that the Reverse Stock Split (with an exchange ratio determined by our Board of Directors as described above) is in the Company’s best interest. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on NASDAQ, the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or abandon the Reverse Stock Split. If our stockholders approve the proposal, and the Board of Directors determines to effect the Reverse Stock Split, we would communicate to the public, prior to the Effective Date, additional details regarding the Reverse Stock Split, including the specific ratio selected by the Board of Directors.

If the Board of Directors does not implement the Reverse Stock Split prior to December 31, 2019, the authority granted in this proposal to implement the Reverse Stock Split will terminate. The Board of Directors are requesting authorization to implement the Reverse Stock Split up until such time in the event the Company needs to utilize this Proposal No. 3 subsequent to the expiration of the Second NASDAQ Extension Period (described below under “Purpose of the Reverse Stock Split”). However, the Board of Directors would only want to implement the Reverse Stock Split to remain on NASDAQ or to regain compliance with NASDAQ. As such, the Board of Directors reserves its right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the Company’s best interest. In the event that our stock price has a minimum bid price of at least $1.00 for at least ten (10) consecutive business days without the Reverse Stock Split, then we intend to abandon this Proposal No. 3.

Effective Date

If the proposed amendment to the Certificate of Incorporation to give effect to the Reverse Stock Split is approved at the Annual Meeting and the Board of Directors determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective as of 5:30 p.m. Eastern Time on the effective date of the certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board of Directors.

Purpose of the Reverse Stock Split

The Board of Directors believes that the Reverse Stock Split is desirable for several reasons. First, the Board of Directors believes that the Reverse Stock Split will likely be necessary to maintain the listing of our Common Stock on NASDAQ. Second, the Board of Directors believes that the Reverse Stock Split could improve the marketability and liquidity of the Common Stock.

Maintain our listing on NASDAQ. Our Common Stock is traded on NASDAQ. On May 17, 2018, the Company was notified by NASDAQ that it no longer satisfied the minimum bid price requirement for continued listing, of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2). The Company was granted a second 180-day grace period, or until May 13, 2019 (the “Second NASDAQ Extension Period”), within which to comply with the NASDAQ’s minimum bid price requirement. During the compliance period, the Common Stock will continue to be listed and traded on NASDAQ. If the Company does not regain compliance during the allotted compliance period, our Common Stock will be subject to delisting by NASDAQ. As of the date of this Proxy Statement, our stock price has not had a minimum bid price of at least $1.00 for at least ten (10) consecutive business days. In the event that our stock price does have a minimum bid price of at least $1.00 for at least ten (10) consecutive business days without the Reverse Stock Split, we will not utilize an approval of this Proposal No. 3.

The Board of Directors has considered the potential harm to the Company and its stockholders should NASDAQ delist our Common Stock from NASDAQ. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from NASDAQ by producing the immediate effect of increasing the bid price of our Common Stock.

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Improve the marketability and liquidity of the Common Stock. We also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. A reverse stock split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board of Directors with the ability to effect the Reverse Stock Split will help us regain and maintain compliance with the NASDAQ listing requirements and could improve the marketability and liquidity of our Common Stock, and is therefore in the best interests of the Company and our stockholders. However, the Board of Directors reserves its right to abandon the Reverse Stock Split if it determines, in its sole discretion, that it would no longer be in our and our stockholders’ best interests.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of NASDAQ. The Board of Directors expects that the Reverse Stock Split of our Common Stock will increase the market price of our Common Stock so that we are able to regain and maintain compliance with NASDAQ minimum bid price listing standard. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable NASDAQ rules, in order to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on NASDAQ, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. In determining whether to monitor bid price beyond ten business days, NASDAQ will consider the following four factors: (1) margin of compliance (the amount by which the price is above the $1.00 minimum standard); (2) trading volume (a lack of trading volume may indicate a lack of bona fide market interest in the security at the posted bid price); (3) the market maker montage (the number of market makers quoting at or above $1.00 and the size of their quotes); and (4) the trend of the stock price. Accordingly, we cannot assure you that we will be able to maintain our NASDAQ listing after the Reverse Stock Split is effected or that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including NASDAQ requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

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The proposed Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If this proposal is approved by the stockholders at the Annual Meeting and the Board of Directors determines to effect the Reverse Stock Split and thus amend the Certificate of Incorporation, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board of Directors. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, our stock plans, as well as to the number of shares of Common Stock issuable under, and the exercise price of, our outstanding options and warrants.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our Common Stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The amendment to the Certificate of Incorporation itself would not change the number of authorized shares of our Common Stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding convertible notes, convertible preferred stock, warrants and options, these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with NASDAQ minimum bid price listing standard, which compliance will be the sole factor in determining the ratio of the Reverse Stock Split.

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Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of our 2004, 2005, 2006, 2007, 2009 Stock Incentive Plans], 2015 and 2016 Incentive Compensation Plans, our 2013 Long Term Incentive Plan, and our 2015, 2016 and 2017 Employee Stock Purchase Plans (collectively, “the Plans”), the Board of Directors or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plans, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the Reverse Stock Split. Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of outstanding options, and any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, and convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of Common Stock subject to restricted stock awards and restricted stock units will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares of Common Stock.

Listing. Our shares of Common Stock currently trade on NASDAQ. The Reverse Stock Split will not directly affect the listing of our Common Stock on NASDAQ, although we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with NASDAQ’s minimum bid price listing requirement. Following the Reverse Stock Split, our Common Stock will continue to be listed on NASDAQ under the symbol “VISL,” although our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(b) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The Reverse Stock Split would not change the number of authorized shares of the Common Stock or preferred stock as designated. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and NASDAQ rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

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The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

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Accounting Consequences

Following the Effective Date of the Reverse Stock Split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Continental Stock Transfer & Trust Company, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

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Book-Entry

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

●	If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

●	If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards under granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval of the amendment to our Certificate of Incorporation to give effect to the reverse stock split. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to approve the Reverse Stock Split.

At the Annual Meeting a vote will be taken on a proposal to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split at the discretion of the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 3.

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PROPOSAL TO AMEND THE BY-LAWS TO modify the standard

under which all proposals, other than the election of directors, shall be voted upon by stockholders

(Proposal No. 4)

We are asking stockholders to approve an amendment (the “Amendment”) to the Company’s By-laws that, if adopted, would modify the standard under which all proposals, other than the election of the Company’s directors, are to be voted upon by the Company’s stockholders. Specifically, if this proposal is approved by shareholders, Sections 1.5 and 1.7 of the By-laws would be amended so that the text of such section would read:

“Section 1.5. Quorum. Except as otherwise provided by the certificate of incorporation or these by-laws, at each meeting of stockholders a majority of the shares of stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these by-laws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.”

“Section 1.7. Voting; Proxies. Except as otherwise provided by the certificate of incorporation or these by-laws, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the corporation. Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by the certificate of incorporation or these by-laws, be decided by the affirmative vote of the majority of shares of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter.”

Currently, the By-laws require that all proposals, other than the election of the Company’s directors, be approved by the vote of a majority of the votes, which could be cast by the holders of all shares of stock outstanding and entitled to vote on the matter. Such standard is broader than the standard specified in the proposed Amendment and provided by the DGCL. The purpose of the Amendment is to align the voting standards of the By-laws with those of the DGCL as well as to reduce the number of votes required to take such actions to a majority of the outstanding shares entitled to vote, which are held by shareholders who are present in person or represented by proxy at such meeting.

The Board of Directors has also recently received feedback from a stockholder that the current voting standard in its By-laws for such proposals has been incorrectly applied in previous annual meetings, including in connection with the actions that were approved by the Company’s stockholders in 2015, 2016 and 2017 and for which the Company is now requesting that stockholders ratify in Proposals No. 5, 6, 7, 8, 9, 10, and 11. This Amendment would clarify the voting standard for all proposals made at such meetings going forward, other than with respect to proposals for the election of the Company’s directors.

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For these reasons, the Board of Directors believes that adopting the Amendment is in the best interests of the Company and its stockholders. The full text of the proposed Amendments to the By-Laws is attached to this Proxy Statement as Appendix D, with additions of text indicated by underlining and deletions of text indicated by strike-outs.

If approved by stockholders, the Amendment will be immediately effective. If the Amendment is not approved, the Board of Directors will reconsider whether the Amendment is in the best interests of the Company and its stockholders.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to approve the amendment of the By-Laws.

At the Annual Meeting a vote will be taken on a proposal to approve the Amendment to the By-laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 4.

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PROPOSAL TO RATIFY the approval of

the establishment of the 2015 ESPP

(Proposal No. 5)

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2015 ESPP. This ratification shall be retroactive to June 1, 2015, the date on which the Company’s stockholders cast their votes to approve the 2015 ESPP at the 2015 Annual Meeting.

Background

As described in the definitive proxy statement relating to the 2015 Annual Meeting, which was filed with the SEC on April 28, 2015 (the “2015 Annual Meeting Proxy Statement”):

●	The purpose of the 2015 ESPP is to encourage employee stock ownership by offering employees rights to purchase our Common Stock at discounted prices and without payment of brokerage costs. Our management believes that the 2015 ESPP offers a convenient means for our employees who might not otherwise own Common Stock to purchase and hold such an investment. Our management also believes that the discounted sale feature of the 2015 ESPP offers a meaningful incentive to participate, and that employees’ continuing economic interests as stockholders in Company performance and success should further enhance entrepreneurial spirit and contribute to the Company’s potential for growth and profitability.

●	The Board of Directors adopted the 2015 ESPP on April 8, 2015, subject to stockholder approval.

●	The Board believes that the 2015 ESPP is desirable and consistent with corporate governance best practices and that the failure to ratify and approve the 2015 ESPP will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

A summary of the terms of the 2015 ESPP can be found in the 2015 Annual Meeting Proxy Statement and such summary is qualified in its entirety by reference to the full text of the 2015 ESPP which is attached to the 2015 Annual Meeting Proxy Statement as Appendix E.

The Company filed with the SEC a Registration Statement on Form S-8 registering the shares of Common Stock authorized under the 2015 ESPP on July 16, 2015 and August 20, 2015.

At the 2015 Annual Meeting, our inspector of elections determined that the proposal to approve the 2015 ESPP received the requisite stockholder approval pursuant to our By-laws and certified that the proposal passed, which was subsequently disclosed in our Current Report on Form 8-K filed with the SEC on June 2, 2015 (the “2015 Form 8-K”). A question has been raised regarding the validity of the votes cast in favor of the 2015 ESPP due to the disclosures in the 2015 Annual Meeting Proxy Statement and 2015 Form 8-K regarding the current voting standards set forth in our By-laws compared to the DGCL and the fact that the stockholders’ votes in favor of the 2015 ESPP were not tabulated in accordance with our By-laws.

Our Board, in consultation with counsel, has determined that the votes cast at the 2015 Annual Meeting were not sufficient to approve the 2015 ESPP and this could create uncertainty as to the effect of the vote obtained at the 2015 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval and effectiveness of the 2015 ESPP pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the 2015 ESPP is approved by our stockholders and becomes effective, the ratification will be retroactive to June 1, 2015, which was the date of the 2015 Annual Meeting.

Among other consequences, the ratification of the 2015 ESPP (in conjunction with the other Ratifications) will confirm that, since the date of the 2015 Annual Meeting, all shares of Common Stock issued pursuant to the 2015 ESPP will have been duly authorized and validly issued since the date of such meeting.

35

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval and effectiveness of the 2015 ESPP pursuant to Section 204 of the DGCL to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix L (such resolutions are incorporated herein by reference) approving the Ratifications. Pursuant to such resolutions, our Board also recommended that our stockholders approve the 2015 ESPP for purposes of Section 204 of the DGCL and directed that the 2015 ESPP be submitted to our stockholders for approval.

Retroactive Ratification of the Approval and Effectiveness of the 2015 ESPP

Subject to the 120-day period for bringing claims discussed below, when the approval of the 2015 ESPP becomes effective in accordance with the terms of this Proxy Statement, it should eliminate any possible uncertainty as to whether the 2015 ESPP is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to June 1, 2015, the date on which the Company’s stockholders cast their votes to approve the 2015 ESPP at the 2015 Annual Meeting.

Time Limitations on Legal Challenges to the Ratification of the 2015 ESPP

If the Ratification of the approval and effectiveness of the 2015 ESPP becomes effective under this Proxy Statement, any claim that (i) the ratification of the 2015 ESPP is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2015 ESPP not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the stockholder vote at the Annual Meeting.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2015 ESPP.

At the Annual Meeting a vote will be taken on a proposal to approve the ratification of the 2015 ESPP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 5.

36

PROPOSAL TO RATIFY the approval of

the establishment of the 2015 ICP

(Proposal No. 6)

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2015 ICP. This ratification shall be retroactive to June 1, 2015, the date on which the Company’s stockholders cast their votes to approve the 2015 ICP at the 2015 Annual Meeting.

Background

As described in the 2015 Annual Meeting Proxy Statement:

●	The purpose of the 2015 ICP is to enable us to provide a means to issue shares of our Common Stock or stock options which may be exercised for shares of our Common Stock as a substitute for, or as an additional incentive to, paying cash compensation to consultants and non-payroll employees or as a portion of severance packages in certain scenarios, which will allow us to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for our successful administration and management, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for our welfare. We envision the 2015 ICP working in tandem with the 2015 ICP to provide additional means to compensate our employees.

●	The Board of Directors adopted the 2015 ICP on April 28, 2015 subject to stockholder approval.

●	The Board believes that the 2015 ICP is desirable and consistent with corporate governance best practices and that the failure to ratify and approve the 2015 ICP will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

A summary of the terms of the 2015 ICP can be found in the 2015 Annual Meeting Proxy Statement and such summary is qualified in its entirety by reference to the full text of the 2015 ICP which is attached to the 2015 Annual Meeting Proxy Statement as Appendix F.

The Company filed with the SEC a Registration Statement on Form S-8 registering the shares of Common Stock authorized under the 2015 ICP on December 2, 2015, and April 15, 2016.

At the 2015 Annual Meeting, our inspector of elections determined that the proposal to approve the 2015 ICP received the requisite stockholder approval pursuant to our By-laws and certified that the proposal passed, which was subsequently disclosed in the 2015 Form 8-K. A question has been raised regarding the validity of the votes cast in favor of the 2015 ICP due to the disclosures in the 2015 Annual Meeting Proxy Statement and 2015 Form 8-K regarding the current voting standards set forth in our By-laws compared to the DGCL and the fact that the stockholders’ votes in favor of the 2015 ICP were not tabulated in accordance with our By-laws.

Our Board, in consultation with counsel, has determined that the votes cast at the 2015 Annual Meeting were not sufficient to approve the 2015 ICP and this could create uncertainty as to the effect of the vote obtained at the 2015 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval and effectiveness of the 2015 ICP pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the 2015 ICP is approved by our stockholders and becomes effective, the ratification will be retroactive to June 1, 2015, which was the date of the 2015 Annual Meeting.

Among other consequences, the ratification of the 2015 ICP (in conjunction with the other Ratifications) will confirm that, since the date of the 2015 Annual Meeting, all shares of Common Stock issued pursuant to the 2015 ICP will have been duly authorized and validly issued since the date of such meeting.

37

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval and effectiveness of the 2015 ICP pursuant to Section 204 of the DGCL to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix L (such resolutions are incorporated herein by reference) approving the Ratifications. Pursuant to such resolutions, our Board also recommended that our stockholders approve the 2015 ICP for purposes of Section 204 of the DGCL and directed that the 2015 ICP be submitted to our stockholders for approval.

Retroactive Ratification of the Approval and Effectiveness of the 2015 ICP

Subject to the 120-day period for bringing claims discussed below, when the approval of the 2015 ICP becomes effective in accordance with the terms of this Proxy Statement, it should eliminate any possible uncertainty as to whether the 2015 ICP is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to June 1, 2015, the date on which the Company’s stockholders cast their votes to approve the 2015 ICP at the 2015 Annual Meeting.

Time Limitations on Legal Challenges to the Ratification of the 2015 ICP

If the Ratification of the approval and effectiveness of the 2015 ICP becomes effective under this Proxy Statement, any claim that (i) the ratification of the 2015 ICP is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2015 ICP not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the stockholder vote at the Annual Meeting.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2015 ICP.

At the Annual Meeting a vote will be taken on a proposal to approve the ratification of the 2015 ICP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 6.

38

PROPOSAL TO RATIFY the approval of

the establishment of the 2016 ESPP

(Proposal No. 7)

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2016 ESPP. This ratification shall be retroactive to June 9, 2016, the date on which the Company’s stockholders cast their votes to approve the 2016 ESPP at the 2016 Annual Meeting.

Background

As described in the definitive proxy statement relating to the 2016 Annual Meeting, which was filed with the SEC on April 29, 2016 (the “2016 Annual Meeting Proxy Statement”):

●	The purpose of the 2016 ESPP is to encourage employee stock ownership by offering employees rights to purchase our Common Stock at discounted prices and without payment of brokerage costs. Our management believes that the ESPP offers a convenient means for our employees who might not otherwise own Common Stock to purchase and hold such an investment. Our management also believes that the discounted sale feature of the ESPP offers a meaningful incentive to participate, and that employees’ continuing economic interests as stockholders in Company performance and success should further enhance entrepreneurial spirit and contribute to the Company’s potential for growth and profitability.

●	The Board of Directors adopted the 2016 ESPP on April 7, 2016, subject to stockholder approval.

●	The Board believes that the 2016 ESPP is desirable and consistent with corporate governance best practices and that the failure to ratify and approve the 2016 ESPP will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

A summary of the terms of the 2016 ESPP can be found in the 2016 Annual Meeting Proxy Statement and such summary is qualified in its entirety by reference to the full text of the 2016 ESPP which is attached to the 2016 Annual Meeting Proxy Statement as Appendix G.

The Company filed with the SEC a Registration Statement on Form S-8 registering the shares of Common Stock authorized under the 2016 ESPP on July 21, 2016, January 6, 2017, and April 3, 2018.

At the 2016 Annual Meeting, our inspector of elections determined that the proposal to approve the 2016 ESPP received the requisite stockholder approval pursuant to our By-laws and certified that the proposal passed, which was subsequently disclosed in our Current Report on Form 8-K filed with the SEC on June 9, 2016 (the “2016 Form 8-K”). A question has been raised regarding the validity of the votes cast in favor of the 2016 ESPP due to the disclosures in the 2016 Annual Meeting Proxy Statement and 2016 Form 8-K regarding the current voting standards set forth in our By-laws compared to the DGCL and the fact that the stockholders’ votes in favor of the 2016 ESPP were not tabulated in accordance with our By-laws.

Our Board, in consultation with counsel, has determined that the votes cast at the 2016 Annual Meeting were not sufficient to approve the 2016 ESPP and this could create uncertainty as to the effect of the vote obtained at the 2016 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval and effectiveness of the 2016 ESPP pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the 2016 ESPP is approved by our stockholders and becomes effective, the ratification will be retroactive to June 9, 2016, which was the date of the 2016 Annual Meeting.

Among other consequences, the ratification of the 2016 ESPP (in conjunction with the other Ratifications) will confirm that, since the date of the 2016 Annual Meeting, all shares of Common Stock issued pursuant to the 2016 ESPP will have been duly authorized and validly issued since the date of such meeting.

39

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval and effectiveness of the 2016 ESPP pursuant to Section 204 of the DGCL to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix L (such resolutions are incorporated herein by reference) approving the Ratifications. Pursuant to such resolutions, our Board also recommended that our stockholders approve the 2016 ESPP for purposes of Section 204 of the DGCL and directed that the 2016 ESPP be submitted to our stockholders for approval.

Retroactive Ratification of the Approval and Effectiveness of the 2016 ESPP

Subject to the 120-day period for bringing claims discussed below, when the approval of the 2016 ESPP becomes effective in accordance with the terms of this Proxy Statement, it should eliminate any possible uncertainty as to whether the 2016 ESPP is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to June 9, 2016, the date on which the Company’s stockholders cast their votes to approve the 2016 ESPP at the 2016 Annual Meeting.

Time Limitations on Legal Challenges to the Ratification of the 2016 ESPP

If the Ratification of the approval and effectiveness of the 2016 ESPP becomes effective under this Proxy Statement, any claim that (i) the ratification of the 2016 ESPP is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2016 ESPP not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the stockholder vote at the Annual Meeting.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2016 ESPP.

At the Annual Meeting a vote will be taken on a proposal to approve the ratification of the 2016 ESPP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 7.

40

PROPOSAL TO RATIFY the approval of

the establishment of the 2016 ICP

(Proposal No. 8)

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2016 ICP. This ratification shall be retroactive to June 9, 2016, the date on which the Company’s stockholders cast their votes to approve the 2016 ICP at the 2016 Annual Meeting.

Background

As described in the 2016 Annual Meeting Proxy Statement:

●	The purpose of the 2016 ICP is to provide a means to issue shares of our Common Stock or stock options which may be exercised for shares of our Common Stock as a substitute for, or as an additional incentive to, paying cash compensation to consultants and non-payroll employees or as a portion of severance packages in certain scenarios, which will allow us to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for our successful administration and management, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for our welfare. We envision the 2016 ICP working in tandem with the 2016 ESPP to provide additional means to compensate our employees.

●	The Board of Directors adopted the 2016 ICP on April 7, 2016, subject to stockholder approval.

●	The Board believes that the 2016 ICP is desirable and consistent with corporate governance best practices and that the failure to ratify and approve the 2016 ICP will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

A summary of the terms of the 2016 ICP can be found in the 2016 Annual Meeting Proxy Statement and such summary is qualified in its entirety by reference to the full text of the 2016 ICP which is attached to the 2016 Annual Meeting Proxy Statement as Appendix H.

The Company filed with the SEC a Registration Statement on Form S-8 registering the shares of Common Stock authorized under the 2016 ICP on November 16, 2016, and April 3, 2018.

At the 2016 Annual Meeting, our inspector of elections determined that the proposal to approve the 2016 ICP received the requisite stockholder approval pursuant to our By-laws and certified that the proposal passed, which was subsequently disclosed in the 2016 Form 8-K. A question has been raised regarding the validity of the votes cast in favor of the 2016 ICP due to the disclosures in the 2016 Annual Meeting Proxy Statement and 2016 Form 8-K regarding the current voting standards set forth in our By-laws compared to the DGCL and the fact that the stockholders’ votes in favor of the 2016 ICP were not tabulated in accordance with our By-laws.

Our Board, in consultation with counsel, has determined that the votes cast at the 2016 Annual Meeting were not sufficient to approve the 2016 ICP and this could create uncertainty as to the effect of the vote obtained at the 2016 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval and effectiveness of the 2016 ICP pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the 2016 ICP is approved by our stockholders and becomes effective, the ratification will be retroactive to June 9, 2016, which was the date of the 2016 Annual Meeting.

Among other consequences, the ratification of the 2016 ICP (in conjunction with the other Ratifications) will confirm that, since the date of the 2016 Annual Meeting, all shares of Common Stock issued pursuant to the 2016 ICP will have been duly authorized and validly issued since the date of such meeting.

41

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval and effectiveness of the 2016 ICP pursuant to Section 204 of the DGCL to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix L (such resolutions are incorporated herein by reference) approving the Ratifications. Pursuant to such resolutions, our Board also recommended that our stockholders approve the 2016 ICP for purposes of Section 204 of the DGCL and directed that the 2016 ICP be submitted to our stockholders for approval.

Retroactive Ratification of the Approval and Effectiveness of the 2016 ICP

Subject to the 120-day period for bringing claims discussed below, when the approval of the 2016 ICP becomes effective in accordance with the terms of this Proxy Statement, it should eliminate any possible uncertainty as to whether the 2016 ICP is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to June 9, 2016, the date on which the Company’s stockholders cast their votes to approve the 2016 ICP at the 2016 Annual Meeting.

Time Limitations on Legal Challenges to the Ratification of the 2016 ICP

If the Ratification of the approval and effectiveness of the 2016 ICP becomes effective under this Proxy Statement, any claim that (i) the ratification of the 2016 ICP is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2016 ICP not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the stockholder vote at the Annual Meeting.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2016 ICP.

At the Annual Meeting a vote will be taken on a proposal to approve the ratification of the 2016 ICP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 8.

42

PROPOSAL TO RATIFY the amendment to the 2016 ESPP

to increase the authorized value of shares of Common Stock available for sale under the 2016 ESPP from $3.5 million to $7 million

(Proposal No. 9)

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the amendment of the 2016 ESPP to increase the authorized value of shares of Common Stock available for sale under the 2016 ESPP from $3.5 million to $7 million (the “2016 ESPP Amendment”). This ratification shall be retroactive to June 15, 2017, the date on which the Company’s stockholders cast their votes to approve the 2016 ESPP Amendment at the 2017 Annual Meeting.

Background

As described in the definitive proxy statement relating to the 2017 Annual Meeting, which was filed with the SEC on May 22, 2017 (the “2017 Annual Meeting Proxy Statement”):

●	The purpose of the 2016 ESPP Amendment is to enable the Company to sell additional shares of Common Stock in lieu of cash compensation to eligible employees as a means to promote employees having a stake in Company performance and to enhance entrepreneurial spirit. Upon the acquisition of Vislink Communications Systems division (“VCS”) by the Company on February 2, 2017, the Company had additional employees eligible to participate in the 2016 ESPP. The Board of Directors believes that the 2016 ESPP Amendment will enable the Company to further increase employee stock ownership and contribute to the Company’s potential for growth and profitability.

●	The Board of Directors believes that the 2016 ESPP Amendment is consistent with the Company’s focus on growth in light of the acquisition of VCS as well as Integrated Microwave Technologies LLC (“IMT”) in January 2016. Specifically, whereas the Company has historically issued Common Stock under its equity compensation plans as a substitute for cash, the 2016 ESPP Amendment will enable the Company to sell additional shares of Common Stock to eligible employees and contribute to the Company’s ability to use the 2016 ESPP as a way to recruit, retain and/or reward key employees, which is aligned with stockholders’ interests.

●	The Board of Directors approved the 2016 ESPP Amendment on April 20, 2017, subject to stockholder approval.

●	The Board believes that the failure to ratify and approve the 2016 ESPP Amendment will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

A summary of the terms of the 2016 ESPP, as amended, can be found in the definitive proxy statement relating to the 2017 Annual Meeting, which was filed with the SEC on May 22, 2017 (the “2017 Annual Meeting Proxy Statement”) and such summary is qualified in its entirety by reference to the full text of the 2016 ESPP, as amended, which is attached to the 2017 Annual Meeting Proxy Statement as Appendix I.

The Company filed with the SEC a Registration Statement on Form S-8 registering the additional shares of Common Stock authorized under the 2016 ESPP Amendment on January 6, 2017 and April 3, 2018.

At the 2017 Annual Meeting, our inspector of elections determined that the proposal to approve the 2016 ESPP Amendment received the requisite stockholder approval pursuant to our By-laws and certified that the proposal passed, which was subsequently disclosed in our Current Report on Form 8-K filed with the SEC on June 19, 2017 (the “2017 Form 8-K”). A question has been raised regarding the validity of the votes cast in favor of the 2016 ESPP Amendment due to the disclosures in the 2017 Annual Meeting Proxy Statement and 2017 Form 8-K regarding the current voting standards set forth in our By-laws compared to the DGCL and the fact that the stockholders’ votes in favor of the 2016 ESPP Amendment were not tabulated in accordance with our By-laws.

43

Our Board, in consultation with counsel, has determined that the votes cast at the 2017 Annual Meeting were not sufficient to approve the 2016 ESPP Amendment and this could create uncertainty as to the effect of the vote obtained at the 2017 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval and effectiveness of the 2016 ESPP Amendment pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the 2016 ESPP Amendment is approved by our stockholders and becomes effective, the ratification will be retroactive to June 15, 2017, which was the date of the 2017 Annual Meeting.

Among other consequences, the ratification of the 2016 ESPP Amendment (in conjunction with the other Ratifications) will confirm that, since the date of the 2017 Annual Meeting, all shares of Common Stock issued pursuant to the 2016 ESPP, as amended, will have been duly authorized and validly issued since the date of such meeting.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval and effectiveness of the 2016 ESPP Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix L (such resolutions are incorporated herein by reference) approving the Ratifications. Pursuant to such resolutions, our Board also recommended that our stockholders approve the 2016 ESPP Amendment for purposes of Section 204 of the DGCL and directed that the 2016 ESPP Amendment be submitted to our stockholders for approval.

Consequences if Stockholder Approval is Not Obtained

If Proposal No. 9 is not approved by the Company’s stockholders at the Annual Meeting, the Company will continue to sell shares of Common Stock under the 2016 ESPP to the extent that the ratification of the 2016 ESPP is approved at the Annual Meeting, as described in Proposal No. 7, and there are authorized shares of Common Stock available for sale under the 2016 ESPP. If Proposal No. 7 is not approved by the Company’s stockholders at the Annual Meeting, the Company will be required to rescind the shares of Common Stock issued in connection with the 2016 ESPP. As of March ____, 2019, the Company has approximately $__________ of Common Stock authorized but unissued under the 2016 ESPP.

Retroactive Ratification of the Approval and Effectiveness of the 2016 ESPP Amendment

Subject to the 120-day period for bringing claims discussed below, when the approval of the 2016 ESPP Amendment becomes effective in accordance with the terms of this Proxy Statement, it should eliminate any possible uncertainty as to whether the 2016 ESPP Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to June 15, 2017, the date on which the Company’s stockholders cast their votes to approve the2016 ESPP Amendment at the 2017 Annual Meeting.

Time Limitations on Legal Challenges to the Ratification of the 2016 ESPP Amendment

If the Ratification of the approval and effectiveness of the 2016 ESPP Amendment becomes effective under this Proxy Statement, any claim that (i) the ratification of the 2016 ESPP Amendment is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2016 ESPP Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the stockholder vote at the Annual Meeting.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2016 ESPP Amendment.

At the Annual Meeting a vote will be taken on a proposal to approve the ratification of the 2016 ESPP Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 9.

44

PROPOSAL TO RATIFY the amendment to the 2016 ICP

to increase the authorized value of shares of Common Stock available for sale under the 2016 ICP from $3.5 million to $7 million

(Proposal No. 10)

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the amendment of the 2016 ICP to increase the authorized value of shares of Common Stock available for sale under the 2016 ICP from $3.5 million to $7 million (the “2016 ICP Amendment”). This ratification shall be retroactive to June 15, 2017, the date on which the Company’s stockholders cast their votes to approve the 2016 ICP Amendment at the 2017 Annual Meeting.

Background

As described in the 2017 Annual Meeting Proxy Statement:

●	The purpose of the 2016 ICP Amendment is to enable the Company to issue additional shares of Common Stock to eligible employees as a means to promote employees having a stake in Company performance and to enhance entrepreneurial spirit. Upon the acquisition of VCS by the Company on February 2, 2017, the Company had additional employees eligible to participate in the 2016 ICP. The Board of Directors believes that the 2016 ICP Amendment will enable the Company to further increase employee stock ownership and contribute to the Company’s potential for growth and profitability.

●	The Board of Directors believes that the 2016 ICP Amendment is consistent with the Company’s focus on growth in light of the acquisition of VCS as well as IMT in January 2016. Specifically, whereas the Company has historically issued Common Stock under its equity compensation plans as a substitute for cash, the 2016 ICP Amendment will enable the Company to sell additional shares of Common Stock to eligible employees and contribute to the Company’s ability to use the 2016 ICP as a way to recruit, retain and/or reward key employees, which is aligned with stockholders’ interests.

●	The Board of Directors approved the 2016 ICP Amendment on April 20, 2017, subject to stockholder approval.

●	The Board believes that the failure to ratify and approve the 2016 ICP Amendment will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

A summary of the terms of the 2016 ICP, as amended, can be found in the 2017 Annual Meeting Proxy Statement and such summary is qualified in its entirety by reference to the full text of the 2016 ICP, as amended, which is attached to the 2017 Annual Meeting Proxy Statement as Appendix J.

The Company filed with the SEC a Registration Statement on Form S-8 registering the additional shares of Common Stock authorized under the 2016 ICP Amendment on April 3, 2018.

At the 2017 Annual Meeting, our inspector of elections determined that the proposal to approve the 2016 ICP Amendment received the requisite stockholder approval pursuant to our By-laws and certified that the proposal passed, which was subsequently disclosed in the 2017 Form 8-K. A question has been raised regarding the validity of the votes cast in favor of the 2016 ICP Amendment due to the disclosures in the 2017 Annual Meeting Proxy Statement and 2017 Form 8-K regarding the current voting standards set forth in our By-laws compared to the DGCL and the fact that the stockholders’ votes in favor of the 2016 ICP Amendment were not tabulated in accordance with our By-laws.

Our Board, in consultation with counsel, has determined that the votes cast at the 2017 Annual Meeting were not sufficient to approve the 2016 ICP Amendment and this could create uncertainty as to the effect of the vote obtained at the 2017 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval and effectiveness of the 2016 ICP Amendment pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the 2016 ICP Amendment is approved by our stockholders and becomes effective, the ratification will be retroactive to June 15, 2017, which was the date of the 2017 Annual Meeting.

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Among other consequences, the ratification of the 2016 ICP Amendment (in conjunction with the other Ratifications) will confirm that, since the date of the 2017 Annual Meeting, all shares of Common Stock issued pursuant to the 2016 ICP, as amended, will have been duly authorized and validly issued since the date of such meeting.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval and effectiveness of the 2016 ICP Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix L (such resolutions are incorporated herein by reference) approving the Ratifications. Pursuant to such resolutions, our Board also recommended that our stockholders approve the 2016 ICP Amendment for purposes of Section 204 of the DGCL and directed that the 2016 ICP Amendment be submitted to our stockholders for approval.

Consequences if Stockholder Approval is Not Obtained

If Proposal No. 10 is not approved by the Company’s stockholders at the Annual Meeting, the Company will continue to issue shares of Common Stock under the 2016 ICP to the extent that the ratification of the 2016 ICP is approved at the Annual Meeting, as described in Proposal No. 8, and there are authorized shares of Common Stock available for sale under the 2016 ICP. If Proposal No. 8 is not approved by the Company’s stockholders at the Annual Meeting, the Company will be required to rescind the shares of Common Stock issued in connection with the 2016 ICP. As of March ___, 2019, the Company has approximately $__________ of Common Stock authorized but unissued under the 2016 ICP.

Retroactive Ratification of the Approval and Effectiveness of the 2016 ICP Amendment

Subject to the 120-day period for bringing claims discussed below, when the approval of the 2016 ICP Amendment becomes effective in accordance with the terms of this Proxy Statement, it should eliminate any possible uncertainty as to whether the 2016 ICP Amendment is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to June 15, 2017, the date on which the Company’s stockholders cast their votes to approve the 2016 ICP Amendment at the 2017 Annual Meeting.

Time Limitations on Legal Challenges to the Ratification of the 2016 ICP Amendment

If the Ratification of the approval and effectiveness of the 2016 ICP Amendment becomes effective under this Proxy Statement, any claim that (i) the ratification of the 2016 ICP Amendment is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2016 ICP Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the stockholder vote at the Annual Meeting.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2016 ICP Amendment.

At the Annual Meeting a vote will be taken on a proposal to approve the ratification of the 2016 ICP Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 10.

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PROPOSAL TO RATIFY the approval of

the establishment of the 2017 ICP

(Proposal No. 11)

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2017 ICP. This ratification shall be retroactive to June 15, 2017, the date on which the Company’s stockholders cast their votes to approve the 2017 ICP at the 2017 Annual Meeting.

Background

As described in the definitive proxy statement relating to the 2017 Annual Meeting Proxy Statement:

●	The purpose of the 2017 ICP is to enable the Company to provide equity compensation to certain eligible consultants, employees and service providers of the Company, and primarily certain eligible consultants, employees and service providers of VCS, which was acquired by the Company on February 2, 2017. Specifically, the purpose of the 2017 ICP is to enable the Company to provide a means to issue shares of Common Stock or stock options which may be exercised for shares of Common Stock to certain eligible consultants, employees and service providers of the Company as a substitute for, or as an additional incentive to, paying cash compensation to consultants and non-payroll employees; or as retirement and pension benefits; or as a portion of severance packages in certain scenarios. The 2017 ICP will allow the Company to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for successful administration and management of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. We envision the 2017 ICP working in tandem with the 2016 ESPP and 2016 ICP to provide additional means to compensate our employees.

●	The Board of Directors adopted the 2017 ICP on May 5, 2017, subject to stockholder approval.

●	The Board believes that the 2017 ICP is desirable and consistent with corporate governance best practices and that the failure to ratify and approve the 2017 ICP will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

A summary of the terms of the 2017 ICP can be found in the 2017 Annual Meeting Proxy Statement and such summary is qualified in its entirety by reference to the full text of the 2017 ICP which is attached to the 2017 Annual Meeting Proxy Statement as Appendix K.

The Company filed with the SEC a Registration Statement on Form S-8 registering the shares of Common Stock authorized under the 2017 ICP on April 3, 2018.

At the 2017 Annual Meeting, our inspector of elections determined that the proposal to approve the 2017 ICP received the requisite stockholder approval pursuant to our By-laws and certified that the proposal passed, which was subsequently disclosed in the 2017 Form 8-K. A question has been raised regarding the validity of the votes cast in favor of the 2017 ICP due to the disclosures in the 2017 Annual Meeting Proxy Statement and 2017 Form 8-K regarding the current voting standards set forth in our By-laws compared to the DGCL and the fact that the stockholders’ votes in favor of the 2017 ICP were not tabulated in accordance with our By-laws.

Our Board, in consultation with counsel, has determined that the votes cast at the 2017 Annual Meeting were not sufficient to approve the 2017 ICP and this could create uncertainty as to the effect of the vote obtained at the 2017 Annual Meeting. As a result, our Board has determined that it is in the best interests of the Company and our stockholders to ratify the approval and effectiveness of the 2017 ICP pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of this corporate act. If the ratification of the 2017 ICP is approved by our stockholders and becomes effective, the ratification will be retroactive to June 15, 2017, which was the date of the 2017 Annual Meeting.

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Among other consequences, the ratification of the 2017 ICP (in conjunction with the other Ratifications) will confirm that, since the date of the 2017 Annual Meeting, all shares of Common Stock issued pursuant to the 2017 ICP will have been duly authorized and validly issued since the date of such meeting.

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. Our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the approval and effectiveness of the 2017 ICP pursuant to Section 204 of the DGCL to eliminate any uncertainty related to its validity or effectiveness and unanimously adopted the resolutions attached hereto as Appendix L (such resolutions are incorporated herein by reference) approving the Ratifications. Pursuant to such resolutions, our Board also recommended that our stockholders approve the 2017 ICP for purposes of Section 204 of the DGCL and directed that the 2017 ICP be submitted to our stockholders for approval.

Retroactive Ratification of the Approval and Effectiveness of the 2017 ICP

Subject to the 120-day period for bringing claims discussed below, when the approval of the 2017 ICP becomes effective in accordance with the terms of this Proxy Statement, it should eliminate any possible uncertainty as to whether the 2017 ICP is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to June 15, 2017, the date on which the Company’s stockholders cast their votes to approve the 2017 ICP at the 2017 Annual Meeting.

Time Limitations on Legal Challenges to the Ratification of the 2017 ICP

If the Ratification of the approval and effectiveness of the 2017 ICP becomes effective under this Proxy Statement, any claim that (i) the ratification of the 2017 ICP is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the 2017 ICP not be effective or be effective only on certain conditions, must be brought within 120 days from the date of the stockholder vote at the Annual Meeting.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to ratify the 2017 ICP.

At the Annual Meeting a vote will be taken on a proposal to approve the ratification of the 2017 ICP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 11.

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PROPOSAL TO AUTHORIZE THE issuance of more than 19.99% of outstanding shares of Common Stock upon conversion of the May Debentures, exercise of the May

Warrants, Exercise of the placement agent warrants, ISSUANCE OF THE

COMPENSATORY SHARES, and conversion of the december debentures

(Proposal No. 12)

Background

May 2018 Private Placement and Subsequent Amendments

General

On May 30, 2018, the Company completed a private placement (the “May Private Placement”) of $4 million in principal amount of 6% Senior Secured Convertible Debentures (the “Original May Debentures”) and warrants to purchase 3,000,000 shares of Common Stock (the “May Warrants”) with certain institutional investors (the “May Investors”). The Original May Debentures and May Warrants were issued pursuant to a Securities Purchase Agreement, dated May 29, 2018 (the “May Purchase Agreement”), by and among the Company and the May Investors. The May Private Placement resulted in gross proceeds of $4 million before fees and other expenses associated with the transaction. The proceeds will be used primarily for working capital and general corporate purposes.

Pursuant to the terms of a Security Agreement, dated May 29, 2018 (the “May Security Agreement”), by and among the Company, its subsidiaries, and the May Investors, the Company’s obligations under the Original May Debentures and the subsidiary companies’ obligations under the Subsidiary Guarantee, dated May 29, 2018 (the “May Subsidiary Guarantee”), executed by such subsidiaries, are secured by all of the assets of the Company and the subsidiary companies, including without limitation, all right, title and interest of the Company in and to all trademarks, patents and copyrights and applications and licenses therefore and products and proceeds thereof.

Pursuant to the Registration Rights Agreement, dated May 29, 2018 (the “May Registration Rights Agreement”), by and among the Company and the May Investors, the Company was required within thirty (30) days of the closing date to file with the SEC a registration statement on Form S-3 (or other applicable registration statement under the Securities Act) covering the resale of all shares of Common Stock issuable upon conversion of the Original May Debentures. Such registration statement was filed with the SEC on Form S-1 (File No. 333-225975).

On October 11, 2018, the Company entered into an agreement with a majority of the May Investors (the “Majority Investors”) to modify the Original May Debentures by issuing amended and restated debentures (the “First Amended May Debentures”) to the Majority Investors (the “October 2018 Amendments”). In connection with the October 2018 Amendments, the Company issued to the Majority Investors an aggregate of 302,655 shares of Common Stock as compensatory shares (the “Compensatory Shares”).

On December 3, 2018, the Company entered into an agreement with the Majority Investors to modify the First Amended May Debentures by issuing the second amended and restated debentures (the “Second Amended May Debentures”; and together with the Original May Debentures and the First Amended May Debentures, the “May Debentures”) to the Majority Investors.

The May Warrants are exercisable to purchase up to an aggregate of 3,000,000 shares of Common Stock commencing on the date of issuance at an exercise price of $1.00 per share (the “Exercise Price”). The May Warrants are exercisable immediately and will expire on the fifth (5th) anniversary of their date of issuance. The Exercise Price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes.

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A.G.P./Alliance Global Partners served as the placement agent for the Company (“AGP” or the “Placement Agent”). The Placement Agent received cash commissions of seven percent (7%) of the aggregate subscription amount paid by the May Investors. Additionally, the Placement Agent received warrants to purchase 200,000 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable commencing on the date of issuance at an exercise price of $1.00 per share (the “Placement Agent Exercise Price”). The Placement Agent Warrants are exercisable immediately and will expire on the fifth (5th) anniversary of their date of issuance. The Placement Agent Exercise Price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes

On May 30, 2018, we filed with the SEC a Current Report on Form 8-K (the “First 8-K”) that described the terms of the May Private Placement, prior to the amendments of the Original May Debentures. We filed as exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, to the First 8-K the forms of the May Purchase Agreement, the Original May Debentures, the May Warrants, the May Security Agreement, the May Subsidiary Guarantee, and the May Registration Rights Agreement, respectively. On October 11, 2018, we filed with the SEC a Current Report on Form 8-K (the “Second 8-K”) that described the terms of the First Amended May Debentures. We filed as Exhibit 4.1 to the Second 8-K the form of First Amended May Debentures. We refer you to the First 8-K and the Second 8-K, and the exhibits thereto for a further description of the foregoing transactions.

Description of the Second Amended May Debentures

The Second Amended May Debentures contain a five percent (5%) original issue discount to the principal amounts contained therein. Prior to the May Debentures Maturity Date (as defined below), the Second Amended May Debentures bear interest at 10% per annum, with 12 months interest guaranteed. Interest shall be paid quarterly in cash on January 1, April 1, July 1, and October 1 beginning on the first such date after the issuance of the Second Amended May Debentures, on each Conversion Date (as defined in the Second Amended May Debentures), on each redemption date (as set forth in the Second Amended May Debentures), and on the May Debentures Maturity Date (as defined below). The Second Amended May Debentures rank senior to the Company’s existing and future indebtedness and are secured to the extent and as provided in the May Security Agreement and the May Subsidiary Guarantee.

The Second Amended May Debentures are convertible at any time after their date of issuance at the option of the Majority Investors into shares of Common Stock at $0.45 per share (the “May Conversion Price”). The Second Amended May Debentures mature on September 30, 2019 (the “May Debentures Maturity Date”). Commencing on December 1, 2018, and continuing for each fiscal month thereafter through the May Debentures Maturity Date, the Company will make payments of principal and interest as Monthly Redemptions (as defined in the Second Amended May Debentures) to the Majority Investors in order to fully amortize the Second Amended May Debentures. The May Conversion Price is subject to adjustment for Events of Default (as defined in the Second Amended May Debentures) and upon stock splits, reverse stock splits, and similar capital changes.

At any time after issuance of the Second Amended May Debentures, and subject to the certain Equity Conditions (as defined in the Second Amended May Debentures) the Company may redeem any portion of the principal amount of the Second Amended May Debentures, any accrued and unpaid, and any other amounts due under the Second Amended May Debentures. If the Company exercises its right to prepay the Second Amended May Debentures, the Company will pay to the Majority Investors an amount in cash equal to the sum of the then outstanding principal amount of the Second Amended May Debentures and guaranteed interest as follows: (i) from the initial issuance date of the Second Amended May Debentures to the day prior to the 181-day anniversary of the issuance of the Second Amended May Debentures, a 110% premium; and (ii) from the 181-day anniversary of the issuance of the Second Amended May Debentures to the May Debentures Maturity Date, a 115% premium. The Majority Investors may continue to convert the Second Amended May Debentures until the Optional Redemption Payment (as defined in the Second Amended May Debentures) is paid.

At any time after issuance of the Second Amended May Debentures, in the event that the Company consummates a Subsequent Financing (as defined in the Second Amended May Debentures), the Company must make a mandatory redemption in full of the Second Amended May Debentures, in cash, to the Majority Investors at the same premiums described with respect to the Optional Redemption (as defined in the Second Amended May Debentures).

Until the 60-day anniversary of the issuance of the Second Amended May Debentures, the Company may not consummate a Subsequent Financing (as defined in the Second Amended May Debentures). So long as the Second Amended May Debentures are outstanding, the Company is prohibited from entering into any Variable Rate Transactions (as defined in the Second Amended May Debentures).

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The conversion of the Second Amended May Debentures are subject to beneficial ownership limitations such that a Majority Investor may not convert a Second Amended May Debenture to the extent that such conversion would result in the Majority Investor being the beneficial owner in excess of 4.99% (or, upon election of such Majority Investor, 9.99%), which beneficial ownership limitation may be increased or decreased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until 61 days following notice to the Company. Additionally, the Company may not issue shares of Common Stock underlying the Second Amended May Debentures equal to more than 19.99% of the issued and outstanding shares of Common Stock as of May 29, 2018, without stockholder approval.

The principal differences between the Original May Debentures that are still held by the May Investors who are not the Majority Investors, and the Second Amended Debentures held by the Majority Investors are as follows:

1.	The conversion price of the Original May Debentures is $1.00 per share;
2.	The foregoing conversion price is not modified upon an Event of Default (as defined in the Original May Debentures), except for the passing of the Maturity Date (as defined in the Original May Debentures);
3.	There is no floor price of $0.20 contained in the Original May Debentures;
4.	Certain negative covenants were added to the Second Amended Debentures;
5.	There is no retroactive original issue discount contained in the Original May Debentures;
6.	Interest is six percent (6%) under the Original May Debentures and is not guaranteed;
7.	The Monthly Redemptions (as defined in the Original May Debentures) may only be paid in cash;
8.	The commencement of the Monthly Redemptions (as defined in the Original May Debentures) is September 29, 2018;
9.	Certain sections related to the other forms of redemptions were modified in the Second Amended May Debentures; and
10.	Certain sections related to the equity conditions and events of default were modified in the Second Amended May Debentures.

On December 4, 2018, we filed with the SEC a Current Report on Form 8-K (the “Third 8-K”) that described the terms of the Second Amended May Debentures. We filed as Exhibit 4.1 to the Third 8-K the form of Second Amended May Debentures. We refer you to the Third 2018 Form 8-K, and the exhibit thereto for a further description of the Second Amended May Debentures.

December 2018 Private Placement

On December 3, 2018, the Company complete a private placement (the “December Private Placement”) of up to $3.5 million in principal amount of 10% Senior Secured Convertible Debentures (the “December Debentures”). The December Debentures were issued pursuant to a Securities December Purchase Agreement, dated December 3, 2018 (the “December Purchase Agreement”), by and among the Company and the Majority Investors. The initial closing of the December Private Placement resulted in gross proceeds of $2 million before fees and other expenses associated with the transaction. The proceeds will be used primarily for working capital and general corporate purposes.

The December Debentures contain a five percent (5%) original issue discount to the principal amounts contained therein. Prior to the December Debentures Maturity Date (as defined below), the December Debentures bear interest at 10% per annum, with 12 months interest guaranteed. Interest shall be paid quarterly in cash on January 1, April 1, July 1, and October 1 beginning on the first such date after the issuance of the December Debentures, on each Conversion Date (as defined in the December Debentures), on each redemption date (as set forth in the December Debentures), and on the December Debentures Maturity Date (as defined below). The December Debentures rank senior to the Company’s existing and future indebtedness (except with respect to the Second Amended May Debentures) and are secured to the extent and as provided in that certain Security Agreement, dated December 3, 2018 (the “December Security Agreement”), by and among the Company, its subsidiaries, and the Majority Investors, and that certain Subsidiary Guarantee, dated December 3, 2018 (the “December Subsidiary Guarantee”), executed by each of the Company’s subsidiaries.

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The December Debentures are convertible at any time after their date of issuance at the option of the Majority Investors into shares of Common Stock at $0.45 per share (the “December Conversion Price”). The December Debentures mature on September 30, 2019 (the “December Debentures Maturity Date”). Commencing on February 1, 2019, and continuing for each fiscal month thereafter through the December Debentures Maturity Date, the Company will make payments of principal and interest as Monthly Redemptions (as defined in the December Debentures) to the Majority Investors in order to fully amortize the December Debentures. The December Conversion Price is subject to adjustment for Events of Default (as defined in the December Debentures) and upon stock splits, reverse stock splits, and similar capital changes.

At any time after issuance of the December Debentures, and subject to the certain Equity Conditions (as defined in the December Debentures) the Company may redeem any portion of the principal amount of the December Debentures, any accrued and unpaid, and any other amounts due under the December Debentures. If the Company exercises its right to prepay the December Debentures, the Company will pay to the Majority Investors an amount in cash equal to the sum of the then outstanding principal amount of the December Debentures and guaranteed interest as follows: (i) from the initial issuance date of the Debentures to the day prior to the 181-day anniversary of the issuance of the December Debentures, a 110% premium; and (ii) from the 181-day anniversary of the issuance of the December Debentures to the December Debentures Maturity Date, a 115% premium. The Majority Investors may continue to convert the December Debentures until the Optional Redemption Payment (as defined in the December Debentures) is paid.

At any time after issuance of the December Debentures, in the event that the Company consummates a Subsequent Financing (as defined in the December Debentures), the Company must make a mandatory redemption in full of the December Debentures, in cash, to the Majority Investors at the same premiums described with respect to the Optional Redemption (as defined in the December Debentures).

Until the 90-day anniversary of the issuance of the December Debentures, the Company may not consummate a Subsequent Financing (as defined in the December Debentures). So long as the December Debentures are outstanding, the Company is prohibited from entering into any Variable Rate Transactions (as defined in the December Debentures).

The conversion of the December Debentures are subject to beneficial ownership limitations such that a Majority Investor may not convert a December Debenture to the extent that such conversion would result in the Majority Investor being the beneficial owner in excess of 4.99% (or, upon election of such Majority Investor, 9.99%), which beneficial ownership limitation may be increased or decreased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until 61 days following notice to the Company. Additionally, the Company may not issue (i) shares of Common Stock underlying the (a) Original May Debentures (as applicable), (b) the May Warrants, (c) the Placement Agent Warrants, (d) the Second Amended May Debentures, (e) the December Debentures, and (ii) the Compensatory Shares, in the aggregate, equal to more than 19.99% of the issued and outstanding shares of Common Stock as of May 29, 2018, without stockholder approval.

Pursuant to the terms of the December Security Agreement, the Company’s obligations under the December Debentures and the subsidiary companies’ obligations under the December Subsidiary Guarantee, are secured by all of the assets of the Company and the subsidiary companies, including without limitation all right, title and interest of the Company in and to all trademarks, patents and copyrights and applications and licenses therefore and products and proceeds thereof.

Pursuant to the Registration Rights Agreement, dated December 3, 2018 (the “December Registration Rights Agreement”), by and among the Company and the Majority Investors, the Company was required within ten (10) days of the initial closing date to file with the SEC a registration statement on Form S-3 (or other applicable registration statement under the Securities Act) covering the resale of all shares of Common Stock issuable upon conversion of the December Debentures. Such registration statement was filed with the SEC on Form S-3 (File No. 333- 228793).

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In connection with the foregoing, the Company obtained from the Majority Investors, Voting Agreements, dated December 3, 2018 (each, a “December Voting Agreement”), whereby the Majority Investors agree to vote all shares of Common Stock over which they have voting control in favor of any resolution presented to the stockholders of the Company to approve the issuance, in the aggregate, of more than 19.99% of the number of shares of Common Stock outstanding on May 29, 2018.

AGP served as the placement agent for the Company. The Placement Agent received cash commissions of seven percent (7%) of the aggregate subscription amount paid by the Majority Investors.

We filed as exhibits 10.1, 4.2, 10.2, 10.3, 10.4, and 10.5, to the Third 8-K the forms of the December Purchase Agreement, the December Debentures, the December Security Agreement, the December Subsidiary Guarantee, the December Registration Rights Agreement, and the December Voting Agreements. We refer you to the Third 8-K and exhibits there for a further description of the December Private Placement.

Recapitalization of the Debt Incurred in the May 2018 Private Placement and December 2018 Private Placement

In the event that we recapitalize the Company and refinance the outstanding amounts from the May 2018 Private Placement and December 2018 Private Placement through alternative means and no longer require this authority, the Board does not intend to utilize it. However, the Board is unanimously recommending support for this Proposal No. 12 in order to assure that it maintains maximum flexibility to properly recapitalize the Company with debt and, if necessary, equity financing.

NASDAQ Listing Rules

Because our Common Stock is traded on the Nasdaq Capital Market (“NASDAQ”), we are subject to the NASDAQ Listing Rules, including Rules 5635(b) and 5635(d). Pursuant to Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance may result in a change of control of the issuer. Under NASDAQ rules and policies, a change of control may be deemed to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer, and such ownership or voting power would be the largest ownership position of the issuer. Conversion of the May Debentures, exercise of the May Warrants, exercise of the Placement Agent Warrants, issuance of the Compensatory Shares, and conversion of the December Debentures, could result in the May Investors and the Placement Agent owning in excess of 20% of our outstanding shares of Common Stock. Pursuant to Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering that involves the sale, issuance, or potential issuance by a company of its common stock (or securities convertible into or exercisable for its common stock) equal to 20% or more of its common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of such stock. The book value of the Company’s Common Stock is $0.57 per share.

Accordingly, to comply with NASDAQ Listing Rules 5635(b) and 5635(d), we are seeking stockholder approval as required by Nasdaq Rule 5635(d) (as described above) to enable the us to issue a number of shares our Common Stock in connection with the May Private Placement and December Private Placement that exceeds 20% of the number of shares of our Common Stock that were outstanding before the May Private Placement, which shares include the shares issuable upon conversion of the May Debentures, exercise of the May Warrants, exercise of the Placement Agent Warrants, issuance of the Compensatory Shares, and conversion of the December Debentures, consisting of:

●	a total of 25,178,338 shares issuable upon conversion of the May Debentures;
●	a total of 3,000,000 shares issuable upon exercise of the May Warrants;
●	A total of 200,000 shares issuable upon exercise of the Placement Agent Warrants;
●	a total of 302,655 Compensatory Shares; and
●	a total of 12,736,853 shares issuable upon conversion of the December Debentures.

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Effect of Issuance of Common Stock

The issuance of the 41,417,846 shares of Common Stock that are the subject of this Proposal No. 12 will result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur further dilution of their percentage ownership in the Company to the extent that the holders of the May Debentures, the May Warrants, the Placement Agent Warrants, and the December Debentures convert or exercise their May Debentures, May Warrants, Placement Agent Warrants, and the December Debentures, as applicable.

In addition, in connection with the May Registration Rights Agreement and December Registration Rights Agreement, we are required to register the securities issued in the May Private Placement and December Private Placement, which includes a total of 41,217,846 shares of Common Stock, consisting of a maximum of 25,178,338 shares of Common Stock issuable pursuant to the May Debentures, 3,000,000 shares of Common Stock that could become issuable upon exercise of the May Warrants, 200,000 shares of Common Stock that could become issuable upon exercise of the Placement Agent Warrants, a total of 302,655 Compensatory Shares, and 12,736,853 shares of Common Stock issuable pursuant to the December Debentures. The release of up to 41,217,846 freely traded shares of Common Stock onto the market, or the perception that such shares will or could come onto the market, has had and could have an adverse effect on the trading price of our Common Stock.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain stockholder approval, neither the conversion of the May Debentures and the December Debentures into Common Stock nor the exercise of May Warrants and Placement Agent Warrants into Common Stock will be permitted, and the holders of such May Debentures, May Warrants, Placement Agent Warrants, and the December Debentures will continue to hold such securities.

Vote Required and Recommendation

We are seeking your approval of this Proposal No. 12 in order to satisfy the stockholder approval requirements of NASDAQ, including NASDAQ Listing Rules 5635(b) and 5635(d), with respect to the issuance of the Compensatory Shares and shares of Common Stock issuable to the holders of the May Debentures, the May Warrants, the Placement Agent Warrants, and the December Debentures, upon the conversion of the May Debentures, the exercise of the May Warrants, the exercise of the Placement Agent Warrants, and the conversion of the December Debentures, which collectively represent more than 19.99% of the Company’s outstanding shares of Common Stock.

In connection with the May Private Placement and the December Private Placement, the Company obtained from the May Investors certain Voting Agreements, whereby the signatories thereto agree to vote all shares of Common Stock over which they have voting control in favor of any resolution presented to the stockholders of the Company to approve the issuance, in the aggregate, of more than 19.99% of the number of shares of Common Stock outstanding on May 29, 2018.

Our By-laws, as amended, provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required for approval. Accordingly, the affirmative vote of a majority of the shares outstanding on the Record Date and entitled to vote on the matter will be required to approve the issuance of up more than 19.99% of the Company’s outstanding shares of Common Stock in connection with the conversion of the May Debentures, the exercise of the May Warrants, the exercise of the Placement Agent Warrants, the issuance of the Compensatory Shares, and the conversion of December Debentures.

At the Annual Meeting a vote will be taken on a proposal to approve the issuance of more than 19.99% of outstanding shares of Common Stock (i) upon conversion of the May Debentures, (ii) upon the exercise of the May Warrants, (iii) upon the exercise of the Placement Agent Warrants, (iv) upon the issuance of the Compensatory Shares, and (v) upon conversion of the December Debentures.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF

PROPOSAL NO. 12.

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FUTURE STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next annual meeting of the Company’s stockholders (“Annual Meeting”) will be held. Stockholders may submit proposals on matters appropriate for stockholder action at Annual Meetings in accordance with the rules and regulations adopted by the SEC. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the Annual Meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting our stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some our stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our latest Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.

*************

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It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

April ___, 2019	By Order of the Board of Directors,

/s/ Susan Swenson
	Name:	Susan Swenson
	Title:	Chairman of the Board of Directors

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Appendix A

Vislink Technologies, Inc.

AUDIT COMMITTEE CHARTER

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company’s internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

Membership

The membership of the Committee shall consist of at least three directors, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements provided, that to the extent that the Board so determines and applicable laws, regulations and listing requirements permit (as, for instance, with regard to companies which are “Small Business Issuers” within the meaning of the applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”), the membership of the Committee may consist of at least two directors or, if the membership of the Committee consists of at least three directors, one need not meet the aforesaid independence requirements. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an “audit committee financial expert” as defined by the rules and regulations promulgated by the SEC (the “SEC Rules”), and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the applicable financial sophistication standard as defined by the requirements of the market or exchange on which the Company’s securities may from time to time be listed or qualified for trading. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least six times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Communications

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

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Education

The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside financial experts or similar consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company’s independent auditor and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. The Responsibilities Calendar will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter.

The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s standards of business conduct, codes of ethics, internal policies, procedures and controls.

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Vislink Technologies, Inc. Audit Committee Responsibilities Calendar

WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITY	Q1	Q2	Q3	Q4	As Needed

1. The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, and the independent auditor.	X	X	X	X	X
2. Review and update the Audit Committee Charter and Responsibilities Calendar annually.				X
3. Complete an annual evaluation of the Committee’s performance.		X
4. Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.	X
5. Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years. Appoint or replace the independent auditor and approve.					X

WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITY	Q1	Q2	Q3	Q4	As Needed

6.

The terms on which the independent auditor is engaged for the ensuing fiscal year. At least annually, evaluate the independent auditor’s qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal.

X

7.

Quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.

				X	X

8.

Resolve any disagreements between management and the independent auditor about financial reporting. Establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing for pre-approval of those services by.

X

9.

The Committee subject to the de minimis exceptions permitted under applicable rules, and quarterly review of any services approved by the designated member under the policy and the firm’s non-audit services and related fees.

	X	X	X	X	X
10. Review the responsibilities, functions and performance of the Company’s internal audit department.	X

11.

Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.

X

12.

Advise the Board about the Committee’s determination whether the Committee consists of three or more members all of whom are financially literate, including at least one member who has financial sophistication and is a financial expert.

X

13.

Inquire of Finance management and the independent auditor about significant risks or exposures, review the Company’s policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company.

	X	X

14.

Review with the independent auditor and Finance management the audit scope and plan, and coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

	X	X	X

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WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITY	Q1	Q2	Q3	Q4	As Needed
15. Consider and review with Finance management and the independent auditor:
a. The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation and report about the Company’s assessment.	X
b. The adequacy of the Company’s internal controls including computerized information system controls and security.	X
c. Any related significant findings and recommendations of the independent auditor and internal audit together with management’s responses.					X
16. Review with Finance management any significant changes to GAAP and/or MAP policies or standards.	X	X	X	X
17. Review with Finance management and the independent auditor at the completion of the annual audit:
a. The Company’s annual financial statements and related footnotes.	X				X
b. The independent auditor’s audit of the financial statements and its report thereon.	X				X
c. Any signisficant changes required in the independent auditor’s audit plan.	X				X
d. Any serious difficulties or disputes with management encountered during the course of the audit and management’s response.	X				X
e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.	X				X
18. Review with Finance management and the independent auditor at least annually the Company’s critical accounting policies.	X				X

19.

Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business, and review and approve those related-party transactions that would be disclosed pursuant to SEC Regulation S-K, Item 404.

				X	X
20. Consider and review with Finance management:
a. Significant findings during the year and management’s responses.	X	X	X	X	X
b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.	X	X	X	X	X
c. Any changes required in planned scope of their audit plan.	X	X	X	X	X
21. Participate in a telephonic meeting among Finance management and the independent auditor before each earnings release to discuss the earnings release, financial information and earnings guidance.	X	X	X	X
22. Review and discuss with Finance management and the independent auditor the Company’s quarterly financial statements.	X	X	X	X

23.

Review the periodic reports of the Company with Finance management and the independent auditor prior to filing of the reports with the SEC, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

	X	X	X	X

WHEN PERFORMED Audit Committee Meetings
RESPONSIBILITY	Q1	Q2	Q3	Q4	As Needed
24. In connection with each periodic report of the Company, review:
a. Management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting.	X	X	X	X
b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.	X	X	X	X
25. Monitor the appropriate standards adopted as a code of conduct for the Company.		X			X

26.

Review with the applicable officer of the Company legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

	X	X	X	X

27.

Develop, review and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters. The procedures established pursuant to this paragraph should also be made available for use by persons making reports under the Company’s Code of Conduct or Whistleblower Policy.

		X			X
28. Meet with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.	X	X	X	X
29. Meet with Finance management in executive sessions to discuss any matters the Committee or Finance management believes should be discussed privately with the Audit Committee.					X

30.

Set clear hiring policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged in the Company’s account, and ensure the policies comply with any regulations applicable to the Company.

X

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Appendix B

Vislink Technologies, Inc.

COMPENSATION COMMITTEE CHARTER

Role

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

Membership

The membership of the Committee consists of at least three directors, all of whom shall, except as otherwise permitted under applicable laws, regulations and listing requirements, (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants retained to assist the Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other similar experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

Subject to the provisions of any applicable Vislink Technologies, Inc. corporate governance policies, the principal responsibilities and functions of the Compensation Committee are as follows:

1.	Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

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2.	Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3.	Review and approve the compensation structure for corporate officers at the level of corporate vice president and above.

4.	Oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers.

5.	Review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and set CEO compensation consistent with company philosophy. The CEO may not be present during deliberations or voting concerning the CEO’s compensation. The CEO will be reviewed by the Chairman of the Board. The results of the annual CEO evaluation will be considered in setting CEO salary and other compensation.

6.	Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

7.	Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

8.	Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

9.	Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

10.	Produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

11.	Regularly review and make recommendations about changes to the charter of the Committee.

12.	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

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Appendix C

Vislink Technologies, Inc.

GOVERNANCE AND NOMINATION COMMITTEE CHARTER

Role

The Governance and Nomination Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

Membership

The membership of the Committee consists of at least two directors, each of whom shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, provided, that if the Committee consists of at least three directors and applicable laws, regulations and listing requirements so permit, one of those directors need not meet independence requirements. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board (or within four months, whichever occurs sooner). Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate any search firm used to identify director candidates, or other similar experts or consultants, as it deems appropriate, including sole authority to approve such firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

Subject to the provisions of the Corporate Governance Guidelines, the principal responsibilities and functions of the Governance and Nomination Committee are as follows:

1.	Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of Vislink Technologies, Inc.’s shareholders.

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2.	Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

3.	Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

4.	Assist in identifying, interviewing and recruiting candidates for the Board.

5.	Annually review the composition of each committee and present recommendations for committee memberships to the Board as requested by the Board.

6.	Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

7.	Develop and periodically review and recommend to the Board appropriate revisions to the Company’s corporate governance policies.

8.	Monitor compliance with the Company’s corporate governance policies.

9.	Regularly review and make recommendations about changes to the charter of the Governance and Nomination Committee.

10.	Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

11.	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

12.	Assist the Chairman of the Board, if the Chairman is a non-management director, or otherwise the Chairman of the Committee acting as Lead Independent Director, in leading the Board’s annual review of the Chief Executive Officer’s performance.

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Appendix D

AMENDMENT

The proposed amendment to our By-laws are set forth below. Text stricken through indicates deletions, and text that is underlined indicates additions.

“Section 1.5. Quorum. Except as otherwise provided by the certificate of incorporation or these by-laws, at each meeting of stockholders a majority of the shares of stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these by-laws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.”

“Section 1.7. Voting; Proxies. Except as otherwise provided by the certificate of incorporation or these by-laws, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the corporation. Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by the certificate of incorporation or these by-laws, be decided by the affirmative vote of the majority of shares of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter.”

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Appendix E

xG TECHNOLOGY, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

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xG TECHNOLOGY, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose.

The purpose of the xG TECHNOLOGY, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is to promote the interest of xG Technology, Inc., a Delaware corporation (“xG Tech”) and its stockholders by providing employees of xG Tech and its Designated Subsidiaries with an opportunity to purchase Common Stock of xG Tech through accumulated payroll deductions. By encouraging stock ownership, xG Tech seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of xG Tech. It is the intention of xG Tech to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.

Section 2. Definitions.

For purposes of the Plan, the following capitalized terms shall have the following meanings:

2.1 “Board of Directors” or “Board” means the Board of Directors of xG Tech.

2.2 “Code” means the Internal Revenue Code of 1986, as amended.

2.3 “Committee” means the compensation committee of the Board, and shall consist solely of three or more Board members who are not employees of xG Tech or any Subsidiary unless otherwise determined by the Board. If no compensation committee exists, or for any other reason as may be determined by the Board it decides to serve as the Committee, the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.4 “Common Stock” means the common stock, $0.00001 par value, of xG Tech.

2.5 “Compensation” means all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

2.6 “Designated Subsidiary” means any Subsidiary that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

2.7 “Employee” means any individual who is an employee of xG Tech or a Designated Subsidiary as the term is used in Treasury Regulation Section 1.423-2(e) and described in Treasury Regulation Section 1.421-1(h); PROVIDED, HOWEVER, EMPLOYEES WHO HAVE BEEN EMPLOYED LESS THAN THIRTY (30) DAYS PRIOR TO THE APPLICABLE OFFERING PERIOD, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH xG TECH IS TWENTY (20) HOURS OR LESS PER WEEK, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH xG TECH IS FOR NOT MORE THAN FIVE (5) MONTHS IN ANY CALENDAR YEAR, AND EMPLOYEES WHO ARE RESIDENTS OF OR EMPLOYED IN ANY JURISDICTION IN WHICH SUCH A PLAN IS PROHIBITED UNDER APPLICABLE LAW SHALL NOT BE DEEMED EMPLOYEES FOR THE PURPOSES OF THIS PLAN. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by xG Tech. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

2.8 “Enrollment Date” means the first Trading Day of each Offering Period.

2.9 “Exercise Date” means the last Trading Day of each Offering Period.

2.10 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

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2.10.1 If there should be a public market for the Common Stock on such date, the closing price of the Common Stock as reported on such date on the composite tape of the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

2.10.2 If the Common Stock is not listed or admitted on a national securities exchange, the arithmetic mean of the closing bid price and closing asked price for the Common Stock on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted).

2.10.3 If the day is not a Trading Day, and as a result, paragraphs 2.10.1 and 2.10.2 above are inapplicable, the “Fair Market Value” of the Stock shall be determined as of the next earlier Trading Day. If paragraphs 2.10.1 and 2.10.2 above are otherwise inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee.

2.11 “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code.

2.12 “Offering Periods” means the period of approximately six (6) months during which an option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after July 1st and January 1st of each year following the approval of the Plan by xG Tech’s stockholders and the Board of Directors, and terminating on the last Trading Day in the periods ending six (6) months later from each beginning date. Notwithstanding the foregoing, the first Offering Period shall commence on July 1, 2015 and shall terminate on the last trading day on or before June 30, 2025. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

2.13 “Plan” means this xG Technology, Inc. 2015 Employee Stock Purchase Plan.

2.14 “Purchase Price” means the lesser of 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of the current Offering Period or 85% of the Fair Market Value of a share of Common Stock on the Grant Date of the current Offering Period; provided however, that the Purchase Price may be adjusted by the Board or the Committee pursuant to Section 20.

2.15 “Reserves” means the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under option.

2.16 “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.17 “xG Tech” means xG Technology, Inc., a Delaware corporation.

2.18 “Trading Day” means a day on which the Nasdaq Stock Market (“NASDAQ”) quotation medium is open for trading; provided, however, if xG Tech is no longer traded on the NASDAQ then Trading Day shall mean a day on which the quotation medium, market, or exchange on which xG Tech is then-traded is open for trading.

Section 3. Eligibility.

3.1 Any individual who is an Employee of xG Tech or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

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3.2 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of xG Tech and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of xG Tech or of any Subsidiary thereof; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of xG Tech and its Subsidiaries would accrue at a rate which exceeds Two Hundred, Fifty Thousand Dollars ($250,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Section 4. Offering Periods.

The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.12, or on such other date as the Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence pursuant to Section 2.12. Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

Section 5. Participation.

5.1 An eligible Employee may become a participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with xG Tech’s payroll office prior to the applicable Enrollment Date.

5.2 Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date after xG Tech receives the participant’s Subscription Agreement and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

Section 6. Payroll Deductions.

6.1 At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifty percent (50%) of the Compensation that he or she receives on each payday during the Offering Period.

6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

6.3 A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with xG Tech a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after xG Tech’s receipt of the new Subscription Agreement unless xG Tech elects to process a given change in participation more quickly. A participant’s Subscription Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

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6.5 At the time the option is exercised, in whole or in part, or at the time some or all of xG Tech’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for xG Tech’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, xG Tech may, but shall not be obligated to, withhold from the participant’s Compensation the amount necessary for xG Tech to meet applicable withholding obligations, including any withholding of any tax or benefits that may be attributable to the sale or early disposition of Common Stock by the Employee.

Section 7. Grant of Option.

On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of xG Tech’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, in no event will an eligible Employee be permitted to purchase more than a number of shares equal to the result of $250,000 divided by the Fair Market Value of xG Tech’s Common Stock on the first Trading Day during such Offering Period (subject to adjustment upon changes in capitalization of xG Tech as provided in Section 19 hereof ); and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

Section 8. Exercise of Option.

8.1 Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant or, at the election of the participant, maintained in the Plan for use in subsequent Offering Periods. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

8.2 If the Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Committee may in its sole discretion: (x) provide that xG Tech shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect; or (y) provide that xG Tech shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all other Offering Periods then in effect pursuant to Section 20 hereof. xG Tech may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by xG Tech’s shareholders subsequent to such Enrollment Date.

Section 9. Delivery.

Certificates evidencing the shares purchased upon exercise of a participant’s option will be issued by xG Tech’s transfer agent as promptly as practicable after each Exercise Date on which a purchase of shares occurs. Notwithstanding the foregoing, shares purchased upon exercise of a participant’s option may be held electronically by an uncertificated book-entry by xG Tech’s transfer agent or by the Plan administrator.

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Section 10. Withdrawal.

10.1 A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to xG Tech in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to xG Tech a new Subscription Agreement.

10.2 A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by xG Tech or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

Section 11. Termination of Employment.

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

Section 12. Interest.

No interest shall accrue on the payroll deductions of a participant in the Plan.

Section 13. Stock

13.1 Subject to adjustment upon changes in capitalization of xG Tech as provided in Section 19 hereof, the maximum number of shares of xG Tech’s Common Stock which shall be made available for sale under the Plan shall be 8,000,000 shares.

13.2 The participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

13.3 Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse jointly with the right or survivorship.

Section 14. Administration.

The Board or the Committee, as determined in the sole discretion of the Board, shall administer the Plan. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Section 15. Designation of Beneficiary.

15.1 A participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

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15.2 Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, xG Tech shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of xG Tech), xG Tech, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to xG Tech, then to such other person as xG Tech may designate.

Section 16. Transferability.

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that xG Tech may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

Section 17. Use of Funds.

All payroll deductions received or held by xG Tech under the Plan may be used by xG Tech for any corporate purpose, and xG Tech shall not be obligated to segregate such payroll deductions.

Section 18. Reports.

Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

Section 19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

19.1 Changes in Capitalization. Subject to any required action by the shareholders of xG Tech, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by xG Tech; provided, however, that conversion of any convertible securities of xG Tech shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by xG Tech of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

19.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of xG Tech, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The New Exercise Date shall be before the date of xG Tech’s proposed dissolution or liquidation. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

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19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of xG Tech, or the merger of xG Tech with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, unless the successor corporation refuses to do so. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) upon which the Offering Period then in progress shall end. The New Exercise Date shall be before the date of xG Tech’s proposed sale or merger. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

Section 20. Amendment or Termination.

20.1 The Board of Directors or the Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors or the Committee on any Exercise Date if the Board or the Committee determines that the termination of the Offering Period or the Plan is in the best interests of xG Tech and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), xG Tech shall obtain shareholder approval of any amendments to the Plan in such a manner and to such a degree as required.

20.2 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), but without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in xG Tech’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable which are consistent with the Plan.

20.3 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), in the event the Board or the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

20.3.1 altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

20.3.2 shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

20.3.3 allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

Section 21. Conditions Upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for xG Tech with respect to such compliance.

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As a condition to the exercise of an option, xG Tech may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for xG Tech, such a representation is required by any of the aforementioned applicable provisions of law.

Section 22. Term of Plan.

The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of xG Tech. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

Section 23. Notices.

All notices or other communications by a participant to xG Tech under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by xG Tech at the location, or by the person, designated by xG Tech for the receipt thereof.

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Appendix F

2015 INCENTIVE COMPENSATION PLAN

1. PURPOSE

The purpose of the XG Technology, Inc. 2015 Incentive Compensation Plan (the “Plan”) is to promote the interests of XG Technology, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain consultants, professionals, and service providers who provide services to the Company (“Eligible Persons”). The Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing shares of Common Stock, par value $0.00001 per share (“Shares”) of the Company in addition to cash, the grant to such Eligible Persons of Shares which are restricted as provided in Section 5 of this Plan (“Restricted Shares”). In addition, the Plan also is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing stock options (“Options”), which Options may be exercised for Shares.

2. ADMINISTRATION

The Plan shall be administered by the Company’s Board of Directors or the Compensation Committee (collectively referred to as the “Board”). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer or the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3. ELIGIBILITY

The class of individuals eligible to receive Restricted Shares or Options (the “Awards”) under the Plan, shall be persons who are Eligible Persons. Eligible Persons are those individuals who are or have been providing bona fide services to the Company that are not of a capital raising nature. Any holder of an Award granted under the Plan shall hereinafter be referred to as a “Participant,” an “Awardee,” or collectively as “Participants” or “Awardees.”

4. SHARES SUBJECT TO THE PLAN

(a) Subject to adjustment as provided in Section 6, the maximum number of Shares (including Shares underlying Options) that may be delivered to Participants under the Plan shall be $3,500,000 value of Shares (including Shares underlying Options); provided, however, that the maximum number of Shares of Common Stock (including Shares underlying Options) with respect to which Awards may be granted to any participant in any year is $250,000 worth of Shares. The Shares to be delivered under the Plan may consist of either Shares authorized and reserved for the Plan or Shares subsequently acquired by the Company as treasury Shares, including Shares purchased in the open market or in private transactions.

(b) In the event that prior to the date the Plan shall terminate in accordance with Section 10, any Award granted under the Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Shares, or any Restricted Shares are forfeited back to the Company, then the Shares subject to such Award may be made available for subsequent Awards under the terms of the Plan.

5. GRANT, TERMS AND CONDITIONS OF RESTRICTED SHARES AND/OR OPTIONS

(a) The Board may from time to time grant Restricted Shares or Options under the Plan to Eligible Persons, subject to such restrictions, conditions, vesting conditions, conditions to exercise Options, and other terms as the Board may determine. At the time a grant of an Award is made, the Board shall determine the duration of the period (the “Restricted Period”) (if Restricted Shares are being Awarded) during which, and the conditions under which, the Restricted Shares shall vest and no longer be subject to forfeiture to the Company. The Board may, in its discretion, at the time a grant of Restricted Shares is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period. The Shares may deemed to be Restricted Shares by virtue of time vesting or performance vesting milestones placed on the Shares when granted to a Participant.

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(b) The Restricted Shares granted under this Plan shall have the following terms and conditions:

(i) Nontransferability of Restricted Shares. Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of during the applicable Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares. Notwithstanding the foregoing, Restricted Shares may be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended, or any successor provision.

(ii) Termination of Service as Eligible Person. Any Restricted Shares granted to a Participant pursuant to this Plan may be forfeited if the Participant terminates service as a consultant to the Company for any reason other than death or total disability prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall cause the Restricted Shares that are forfeited to the Company to be either cancelled or retained as treasury Shares. If a Participant shall die while serving as a consultant or if a Participant’s service as a consultant to the Company ceases as a result of the Participant’s becoming totally disabled, all restrictions and conditions applicable to the Restricted Shares held by the Participant shall immediately lapse.

(iii) Change of Control. Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by Participants shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-Affiliate of the Company.

(iv) Award Agreement. Each grant of Restricted Shares under this Plan shall be evidenced by an agreement with the Company which shall contain the terms and conditions of the Restricted Shares and shall otherwise be consistent with the provisions of this Plan.

(c) The Board will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option.

(i) Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Board, but shall comply with the following:

(a) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii) Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted.

(d) If the Board deems it necessary or appropriate, the Company may issue, in the name of each Participant to whom Restricted Shares have been granted, one or more stock certificates representing the total number of Restricted Shares granted to the Participant; provided that such stock certificates bear an appropriate legend or other restriction on transfer. The Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall hold such stock certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restricted Shares are forfeited to the Company, or the applicable Restricted Period expires and any other conditions applicable to the Restricted Shares are satisfied.

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(e) Holders of Restricted Shares shall not have the right to vote such Restricted Shares or the right to receive any dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any split-up, distribution, combination of shares, or other similar transaction affecting the Shares, shall be subject to the restrictions of this Section 5.

(f) Upon the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for or other appropriate documentation evidencing the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Eligible Person or the Eligible Person’s beneficiary or estate, as the case may be.

6. ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date, there is a Share dividend or Share split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares (including Shares underlying Options) available for Awards under the Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

7. PLAN AMENDMENT AND TERMINATION

The Plan shall automatically terminate on the tenth anniversary of the Plan’s Effective Date. The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Exchange Act, or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. If the Plan is terminated, the terms of the Plan, notwithstanding such termination, shall continue to apply to Awards granted prior to such termination.

8. APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Shares (including Shares underlying Options upon their exercise) shall be subject to all applicable laws, rules and regulations, and to such approvals of any governmental agencies or exchanges as may be required. Notwithstanding the foregoing, no Shares or Options shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Shares issued under the Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 8 or other provisions of the Plan.

9. TAX CONSEQUENCES

The 2015 Incentive Compensation Plan is not qualified under Section 401(a) of the Code.

Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit-ability) imposed by the Board. In general, the receipt of stock with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable.

There are no Incentive Stock Options (as that term is defined in Section 422 of the Code) to be awarded under the 2015 Incentive Compensation Plan. All Options awarded will be considered Non-qualified Stock Options.

10. EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective on the date of the adoption of the Plan by the Board and the Shareholders (“Effective Date”). Subject to the provisions of Section 7, the Plan shall continue until the tenth anniversary of the Effective Date unless the Plan is terminated by exhaustion of the Shares available for issuance under the Plan.

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Appendix G

xG TECHNOLOGY, INC.

2016 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose.

The purpose of the xG TECHNOLOGY, INC. 2016 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is to promote the interest of xG Technology, Inc., a Delaware corporation (“xG Tech”) and its stockholders by providing employees of xG Tech and its Designated Subsidiaries with an opportunity to purchase Common Stock of xG Tech through accumulated payroll deductions. By encouraging stock ownership, xG Tech seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of xG Tech. It is the intention of xG Tech to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.

Section 2. Definitions.

For purposes of the Plan, the following capitalized terms shall have the following meanings:

2.1 “Board of Directors” or “Board” means the Board of Directors of xG Tech.

2.2 “Code” means the Internal Revenue Code of 1986, as amended.

2.3 “Committee” means the compensation committee of the Board, and shall consist solely of three or more Board members who are not employees of xG Tech or any Subsidiary unless otherwise determined by the Board. If no compensation committee exists, or for any other reason as may be determined by the Board it decides to serve as the Committee, the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.4 “Common Stock” means the common stock, $0.00001 par value, of xG Tech.

2.5 “Compensation” means all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

2.6 “Designated Subsidiary” means any Subsidiary that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

2.7 “Employee” means any individual who is an employee of xG Tech or a Designated Subsidiary as the term is used in Treasury Regulation Section 1.423-2(e) and described in Treasury Regulation Section 1.421-1(h); PROVIDED, HOWEVER, EMPLOYEES WHO HAVE BEEN EMPLOYED LESS THAN THIRTY (30) DAYS PRIOR TO THE APPLICABLE OFFERING PERIOD, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH xG TECH IS TWENTY (20) HOURS OR LESS PER WEEK, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH xG TECH IS FOR NOT MORE THAN FIVE (5) MONTHS IN ANY CALENDAR YEAR, AND EMPLOYEES WHO ARE RESIDENTS OF OR EMPLOYED IN ANY JURISDICTION IN WHICH SUCH A PLAN IS PROHIBITED UNDER APPLICABLE LAW SHALL NOT BE DEEMED EMPLOYEES FOR THE PURPOSES OF THIS PLAN. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by xG Tech. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

2.8 “Enrollment Date” means the first Trading Day of each Offering Period.

2.9 “Exercise Date” means the last Trading Day of each Offering Period.

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2.10 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

2.10.1 If there should be a public market for the Common Stock on such date, the closing price of the Common Stock as reported on such date on the composite tape of the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

2.10.2 If the Common Stock is not listed or admitted on a national securities exchange, the arithmetic mean of the closing bid price and closing asked price for the Common Stock on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted).

2.10.3 If the day is not a Trading Day, and as a result, paragraphs 2.10.1 and 2.10.2 above are inapplicable, the “Fair Market Value” of the Stock shall be determined as of the next earlier Trading Day. If paragraphs 2.10.1 and 2.10.2 above are otherwise inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee.

2.11 “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code.

2.12 “Offering Periods” means the period of approximately six (6) months during which an option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after July 1st and January 1st of each year following the approval of the Plan by xG Tech’s stockholders and the Board of Directors, and terminating on the last Trading Day in the periods ending six (6) months later from each beginning date. Notwithstanding the foregoing, the first Offering Period shall commence on July 1, 2016 and shall terminate on the last trading day on or before June 30, 2025. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

2.13 “Plan” means this xG Technology, Inc. 2016 Employee Stock Purchase Plan.

2.14 “Purchase Price” means the lesser of 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of the current Offering Period or 85% of the Fair Market Value of a share of Common Stock on the Grant Date of the current Offering Period; provided however, that the Purchase Price may be adjusted by the Board or the Committee pursuant to Section 20.

2.15 “Reserves” means the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under option.

2.16 “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.17 “xG Tech” means xG Technology, Inc., a Delaware corporation.

2.18 “Trading Day” means a day on which the Nasdaq Stock Market (“NASDAQ”) quotation medium is open for trading; provided, however, if xG Tech is no longer traded on the NASDAQ then Trading Day shall mean a day on which the quotation medium, market, or exchange on which xG Tech is then-traded is open for trading.

Section 3. Eligibility.

3.1 Any individual who is an Employee of xG Tech or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

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3.2 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of xG Tech and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of xG Tech or of any Subsidiary thereof; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of xG Tech and its Subsidiaries would accrue at a rate which exceeds Two Hundred, Fifty Thousand Dollars ($250,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Section 4. Offering Periods.

The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.12, or on such other date as the Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence pursuant to Section 2.12. Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

Section 5. Participation.

5.1 An eligible Employee may become a participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with xG Tech’s payroll office prior to the applicable Enrollment Date.

5.2 Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date after xG Tech receives the participant’s Subscription Agreement and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

Section 6. Payroll Deductions.

6.1 At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifty percent (50%) of the Compensation that he or she receives on each payday during the Offering Period.

6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

6.3 A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with xG Tech a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after xG Tech’s receipt of the new Subscription Agreement unless xG Tech elects to process a given change in participation more quickly. A participant’s Subscription Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

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6.5 At the time the option is exercised, in whole or in part, or at the time some or all of xG Tech’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for xG Tech’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, xG Tech may, but shall not be obligated to, withhold from the participant’s Compensation the amount necessary for xG Tech to meet applicable withholding obligations, including any withholding of any tax or benefits that may be attributable to the sale or early disposition of Common Stock by the Employee.

Section 7. Grant of Option.

On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of xG Tech’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, in no event will an eligible Employee be permitted to purchase more than a number of shares equal to the result of $250,000 divided by the Fair Market Value of xG Tech’s Common Stock on the first Trading Day during such Offering Period (subject to adjustment upon changes in capitalization of xG Tech as provided in Section 19 hereof ); and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

Section 8. Exercise of Option.

8.1 Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant or, at the election of the participant, maintained in the Plan for use in subsequent Offering Periods. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

8.2 If the Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Committee may in its sole discretion: (x) provide that xG Tech shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect; or (y) provide that xG Tech shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all other Offering Periods then in effect pursuant to Section 20 hereof. xG Tech may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by xG Tech’s shareholders subsequent to such Enrollment Date.

Section 9. Delivery.

Certificates evidencing the shares purchased upon exercise of a participant’s option will be issued by xG Tech’s transfer agent as promptly as practicable after each Exercise Date on which a purchase of shares occurs. Notwithstanding the foregoing, shares purchased upon exercise of a participant’s option may be held electronically by an uncertificated book-entry by xG Tech’s transfer agent or by the Plan administrator.

Section 10. Withdrawal.

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10.1 A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to xG Tech in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to xG Tech a new Subscription Agreement.

10.2 A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by xG Tech or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

Section 11. Termination of Employment.

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

Section 12. Interest.

No interest shall accrue on the payroll deductions of a participant in the Plan.

Section 13. Stock

13.1 Subject to adjustment upon changes in capitalization of xG Tech as provided in Section 19 hereof, the maximum number of shares of xG Tech’s Common Stock which shall be made available for sale under the Plan shall be 8,000,000 shares.

13.2 The participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

13.3 Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse jointly with the right or survivorship.

Section 14. Administration.

The Board or the Committee, as determined in the sole discretion of the Board, shall administer the Plan. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Section 15. Designation of Beneficiary.

15.1 A participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

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15.2 Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, xG Tech shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of xG Tech), xG Tech, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to xG Tech, then to such other person as xG Tech may designate.

Section 16. Transferability.

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that xG Tech may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

Section 17. Use of Funds.

All payroll deductions received or held by xG Tech under the Plan may be used by xG Tech for any corporate purpose, and xG Tech shall not be obligated to segregate such payroll deductions.

Section 18. Reports.

Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

Section 19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

19.1 Changes in Capitalization. Subject to any required action by the shareholders of xG Tech, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by xG Tech; provided, however, that conversion of any convertible securities of xG Tech shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by xG Tech of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

19.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of xG Tech, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The New Exercise Date shall be before the date of xG Tech’s proposed dissolution or liquidation. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of xG Tech, or the merger of xG Tech with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, unless the successor corporation refuses to do so. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) upon which the Offering Period then in progress shall end. The New Exercise Date shall be before the date of xG Tech’s proposed sale or merger. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

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Section 20. Amendment or Termination.

20.1 The Board of Directors or the Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors or the Committee on any Exercise Date if the Board or the Committee determines that the termination of the Offering Period or the Plan is in the best interests of xG Tech and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), xG Tech shall obtain shareholder approval of any amendments to the Plan in such a manner and to such a degree as required.

20.2 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), but without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in xG Tech’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable which are consistent with the Plan.

20.3 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), in the event the Board or the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

20.3.1 altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

20.3.2 shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

20.3.3 allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

Section 21. Conditions Upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for xG Tech with respect to such compliance.

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As a condition to the exercise of an option, xG Tech may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for xG Tech, such a representation is required by any of the aforementioned applicable provisions of law.

Section 22. Term of Plan.

The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of xG Tech. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

Section 23. Notices.

All notices or other communications by a participant to xG Tech under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by xG Tech at the location, or by the person, designated by xG Tech for the receipt thereof.

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Appendix H

xG TECHNOLOGY, INC.

2016 INCENTIVE COMPENSATION PLAN

1. PURPOSE

The purpose of the XG Technology, Inc. 2016 Incentive Compensation Plan (the “Plan”) is to promote the interests of XG Technology, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain consultants, professionals, and service providers who provide services to the Company (“Eligible Persons”). The Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing shares of Common Stock, par value $0.00001 per share (“Shares”) of the Company in addition to cash, the grant to such Eligible Persons of Shares which are restricted as provided in Section 5 of this Plan (“Restricted Shares”). In addition, the Plan also is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing stock options (“Options”), which Options may be exercised for Shares.

2. ADMINISTRATION

The Plan shall be administered by the Company’s Board of Directors or the Compensation Committee (collectively referred to as the “Board”). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer or the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3. ELIGIBILITY

The class of individuals eligible to receive Restricted Shares or Options (the “Awards”) under the Plan, shall be persons who are Eligible Persons. Eligible Persons are those individuals who are or have been providing bona fide services to the Company that are not of a capital raising nature. Any holder of an Award granted under the Plan shall hereinafter be referred to as a “Participant,” an “Awardee,” or collectively as “Participants” or “Awardees.”

4. SHARES SUBJECT TO THE PLAN

(a) Subject to adjustment as provided in Section 6, the maximum number of Shares (including Shares underlying Options) that may be delivered to Participants under the Plan shall be $3,500,000 value of Shares (including Shares underlying Options); provided, however, that the maximum number of Shares of Common Stock (including Shares underlying Options) with respect to which Awards may be granted to any participant in any year is $250,000 worth of Shares. The Shares to be delivered under the Plan may consist of either Shares authorized and reserved for the Plan or Shares subsequently acquired by the Company as treasury Shares, including Shares purchased in the open market or in private transactions.

(b) In the event that prior to the date the Plan shall terminate in accordance with Section 10, any Award granted under the Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Shares, or any Restricted Shares are forfeited back to the Company, then the Shares subject to such Award may be made available for subsequent Awards under the terms of the Plan.

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5. GRANT, TERMS AND CONDITIONS OF RESTRICTED SHARES AND/OR OPTIONS

(a) The Board may from time to time grant Restricted Shares or Options under the Plan to Eligible Persons, subject to such restrictions, conditions, vesting conditions, conditions to exercise Options, and other terms as the Board may determine. At the time a grant of an Award is made, the Board shall determine the duration of the period (the “Restricted Period”) (if Restricted Shares are being Awarded) during which, and the conditions under which, the Restricted Shares shall vest and no longer be subject to forfeiture to the Company. The Board may, in its discretion, at the time a grant of Restricted Shares is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period. The Shares may deemed to be Restricted Shares by virtue of time vesting or performance vesting milestones placed on the Shares when granted to a Participant.

(b) The Restricted Shares granted under this Plan shall have the following terms and conditions:

(i) Nontransferability of Restricted Shares. Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of during the applicable Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares. Notwithstanding the foregoing, Restricted Shares may be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended, or any successor provision.

(ii) Termination of Service as Eligible Person. Any Restricted Shares granted to a Participant pursuant to this Plan may be forfeited if the Participant terminates service as a consultant to the Company for any reason other than death or total disability prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall cause the Restricted Shares that are forfeited to the Company to be either cancelled or retained as treasury Shares. If a Participant shall die while serving as a consultant or if a Participant’s service as a consultant to the Company ceases as a result of the Participant’s becoming totally disabled, all restrictions and conditions applicable to the Restricted Shares held by the Participant shall immediately lapse.

(iii) Change of Control. Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by Participants shall immediately lapse. `Change in Control` shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-Affiliate of the Company.

(iv) Award Agreement. Each grant of Restricted Shares under this Plan shall be evidenced by an agreement with the Company which shall contain the terms and conditions of the Restricted Shares and shall otherwise be consistent with the provisions of this Plan.

(c) The Board will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option.

(i) Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Board, but shall comply with the following:

(a) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii) Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted.

(d) If the Board deems it necessary or appropriate, the Company may issue, in the name of each Participant to whom Restricted Shares have been granted, one or more stock certificates representing the total number of Restricted Shares granted to the Participant; provided that such stock certificates bear an appropriate legend or other restriction on transfer. The Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall hold such stock certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restricted Shares are forfeited to the Company, or the applicable Restricted Period expires and any other conditions applicable to the Restricted Shares are satisfied.

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(e) Holders of Restricted Shares shall not have the right to vote such Restricted Shares or the right to receive any dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any split-up, distribution, combination of shares, or other similar transaction affecting the Shares, shall be subject to the restrictions of this Section 5.

(f) Upon the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for or other appropriate documentation evidencing the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Eligible Person or the Eligible Person’s beneficiary or estate, as the case may be.

6. ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date, there is a Share dividend or Share split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares (including Shares underlying Options) available for Awards under the Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

7. PLAN AMENDMENT AND TERMINATION

The Plan shall automatically terminate on the tenth anniversary of the Plan’s Effective Date. The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Exchange Act, or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. If the Plan is terminated, the terms of the Plan, notwithstanding such termination, shall continue to apply to Awards granted prior to such termination.

8. APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Shares (including Shares underlying Options upon their exercise) shall be subject to all applicable laws, rules and regulations, and to such approvals of any governmental agencies or exchanges as may be required. Notwithstanding the foregoing, no Shares or Options shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Shares issued under the Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 8 or other provisions of the Plan.

9. TAX CONSEQUENCES

The 2016 Incentive Compensation Plan is not qualified under Section 401(a) of the Code.

Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit-ability) imposed by the Board. In general, the receipt of stock with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable.

There are no Incentive Stock Options (as that term is defined in Section 422 of the Code) to be awarded under the 2016 Incentive Compensation Plan. All Options awarded will be considered Non-qualified Stock Options.

10. EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective on the date of the adoption of the Plan by the Board and the Shareholders (“Effective Date”). Subject to the provisions of Section 7, the Plan shall continue until the tenth anniversary of the Effective Date unless the Plan is terminated by exhaustion of the Shares available for issuance under the Plan.

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Appendix I

xG TECHNOLOGY, INC.

AMENDED 2016 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose.

The purpose of the xG TECHNOLOGY, INC. 2016 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is to promote the interest of xG Technology, Inc., a Delaware corporation (“xG Tech”) and its stockholders by providing employees of xG Tech and its Designated Subsidiaries with an opportunity to purchase Common Stock of xG Tech through accumulated payroll deductions. By encouraging stock ownership, xG Tech seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of xG Tech. It is the intention of xG Tech to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.

Section 2. Definitions.

For purposes of the Plan, the following capitalized terms shall have the following meanings:

2.1 “Board of Directors” or “Board” means the Board of Directors of xG Tech.

2.2 “Code” means the Internal Revenue Code of 1986, as amended.

2.3 “Committee” means the compensation committee of the Board, and shall consist solely of three or more Board members who are not employees of xG Tech or any Subsidiary unless otherwise determined by the Board. If no compensation committee exists, or for any other reason as may be determined by the Board it decides to serve as the Committee, the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.4 “Common Stock” means the common stock, $0.00001 par value, of xG Tech.

2.5 “Compensation” means all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

2.6 “Designated Subsidiary” means any Subsidiary that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

2.7 “Employee” means any individual who is an employee of xG Tech or a Designated Subsidiary as the term is used in Treasury Regulation Section 1.423-2(e) and described in Treasury Regulation Section 1.421-1(h); PROVIDED, HOWEVER, EMPLOYEES WHO HAVE BEEN EMPLOYED LESS THAN THIRTY (30) DAYS PRIOR TO THE APPLICABLE OFFERING PERIOD, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH xG TECH IS TWENTY (20) HOURS OR LESS PER WEEK, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH xG TECH IS FOR NOT MORE THAN FIVE (5) MONTHS IN ANY CALENDAR YEAR, AND EMPLOYEES WHO ARE RESIDENTS OF OR EMPLOYED IN ANY JURISDICTION IN WHICH SUCH A PLAN IS PROHIBITED UNDER APPLICABLE LAW SHALL NOT BE DEEMED EMPLOYEES FOR THE PURPOSES OF THIS PLAN. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by xG Tech. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

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2.8 “Enrollment Date” means the first Trading Day of each Offering Period.

2.9 “Exercise Date” means the last Trading Day of each Offering Period.

2.10 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

2.10.1 If there should be a public market for the Common Stock on such date, the closing price of the Common Stock as reported on such date on the composite tape of the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

2.10.2 If the Common Stock is not listed or admitted on a national securities exchange, the arithmetic mean of the closing bid price and closing asked price for the Common Stock on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted).

2.10.3 If the day is not a Trading Day, and as a result, paragraphs 2.10.1 and 2.10.2 above are inapplicable, the “Fair Market Value” of the Stock shall be determined as of the next earlier Trading Day. If paragraphs 2.10.1 and 2.10.2 above are otherwise inapplicable, then the “Fair Market Value” of the Common Stock shall be as determined in good faith by the Committee.

2.11 “Highly Compensated Employee” has the same meaning as the term is used in Section 414(q) of the Code.

2.12 “Offering Periods” means the period of approximately six (6) months during which an option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after July 1st and January 1st of each year following the approval of the Plan by xG Tech’s stockholders and the Board of Directors, and terminating on the last Trading Day in the periods ending six (6) months later from each beginning date. Notwithstanding the foregoing, the first Offering Period shall commence on July 1, 2016 and shall terminate on the last trading day on or before June 30, 2025. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

2.13 “Plan” means this xG Technology, Inc. 2016 Employee Stock Purchase Plan.

2.14 “Purchase Price” means the lesser of 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of the current Offering Period or 85% of the Fair Market Value of a share of Common Stock on the Grant Date of the current Offering Period; provided however, that the Purchase Price may be adjusted by the Board or the Committee pursuant to Section 20.

2.15 “Reserves” means the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under option.

2.16 “Subsidiary” has the meaning set forth for “subsidiary corporation” in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.17 “xG Tech” means xG Technology, Inc., a Delaware corporation.

2.18 “Trading Day” means a day on which the Nasdaq Stock Market (“NASDAQ”) quotation medium is open for trading; provided, however, if xG Tech is no longer traded on the NASDAQ then Trading Day shall mean a day on which the quotation medium, market, or exchange on which xG Tech is then-traded is open for trading.

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Section 3. Eligibility.

3.1 Any individual who is an Employee of xG Tech or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

3.2 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock of xG Tech and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of xG Tech or of any Subsidiary thereof; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of xG Tech and its Subsidiaries would accrue at a rate which exceeds Two Hundred, Fifty Thousand Dollars ($250,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Section 4. Offering Periods.

The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.12, or on such other date as the Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence pursuant to Section 2.12. Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

Section 5. Participation.

5.1 An eligible Employee may become a participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with xG Tech’s payroll office prior to the applicable Enrollment Date.

5.2 Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date after xG Tech receives the participant’s Subscription Agreement and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

Section 6. Payroll Deductions.

6.1 At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifty percent (50%) of the Compensation that he or she receives on each payday during the Offering Period.

6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

6.3 A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with xG Tech a new Subscription Agreement authorizing a change in payroll deduction rate. The Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after xG Tech’s receipt of the new Subscription Agreement unless xG Tech elects to process a given change in participation more quickly. A participant’s Subscription Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant’s Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

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6.5 At the time the option is exercised, in whole or in part, or at the time some or all of xG Tech’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for xG Tech’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, xG Tech may, but shall not be obligated to, withhold from the participant’s Compensation the amount necessary for xG Tech to meet applicable withholding obligations, including any withholding of any tax or benefits that may be attributable to the sale or early disposition of Common Stock by the Employee.

Section 7. Grant of Option.

On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of xG Tech’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, in no event will an eligible Employee be permitted to purchase more than a number of shares equal to the result of $250,000 divided by the Fair Market Value of xG Tech’s Common Stock on the first Trading Day during such Offering Period (subject to adjustment upon changes in capitalization of xG Tech as provided in Section 19 hereof ); and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

Section 8. Exercise of Option.

8.1 Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant or, at the election of the participant, maintained in the Plan for use in subsequent Offering Periods. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

8.2 If the Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed: (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Committee may in its sole discretion: (x) provide that xG Tech shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect; or (y) provide that xG Tech shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all other Offering Periods then in effect pursuant to Section 20 hereof. xG Tech may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by xG Tech’s shareholders subsequent to such Enrollment Date.

Section 9. Delivery.

Certificates evidencing the shares purchased upon exercise of a participant’s option will be issued by xG Tech’s transfer agent as promptly as practicable after each Exercise Date on which a purchase of shares occurs. Notwithstanding the foregoing, shares purchased upon exercise of a participant’s option may be held electronically by an uncertificated book-entry by xG Tech’s transfer agent or by the Plan administrator.

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Section 10. Withdrawal.

10.1 A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to xG Tech in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to xG Tech a new Subscription Agreement.

10.2 A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by xG Tech or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

Section 11. Termination of Employment.

Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

Section 12. Interest.

No interest shall accrue on the payroll deductions of a participant in the Plan.

Section 13. Stock

13.1 Subject to adjustment upon changes in capitalization of xG Tech as provided in Section 19 hereof, the maximum number of shares of xG Tech’s Common Stock which shall be made available for sale under the Plan shall be $~~3,500,000~~7,000,000 worth of shares of Common Stock.

13.2 The participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.

13.3 Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse jointly with the right or survivorship.

Section 14. Administration.

The Board or the Committee, as determined in the sole discretion of the Board, shall administer the Plan. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Section 15. Designation of Beneficiary.

15.1 A participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

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15.2 Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, xG Tech shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of xG Tech), xG Tech, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to xG Tech, then to such other person as xG Tech may designate.

Section 16. Transferability.

Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that xG Tech may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

Section 17. Use of Funds.

All payroll deductions received or held by xG Tech under the Plan may be used by xG Tech for any corporate purpose, and xG Tech shall not be obligated to segregate such payroll deductions.

Section 18. Reports.

Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

Section 19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

19.1 Changes in Capitalization. Subject to any required action by the shareholders of xG Tech, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by xG Tech; provided, however, that conversion of any convertible securities of xG Tech shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by xG Tech of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

19.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of xG Tech, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The New Exercise Date shall be before the date of xG Tech’s proposed dissolution or liquidation. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

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19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of xG Tech, or the merger of xG Tech with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, unless the successor corporation refuses to do so. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) upon which the Offering Period then in progress shall end. The New Exercise Date shall be before the date of xG Tech’s proposed sale or merger. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

Section 20. Amendment or Termination.

20.1 The Board of Directors or the Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors or the Committee on any Exercise Date if the Board or the Committee determines that the termination of the Offering Period or the Plan is in the best interests of xG Tech and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), xG Tech shall obtain shareholder approval of any amendments to the Plan in such a manner and to such a degree as required.

20.2 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), but without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in xG Tech’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable which are consistent with the Plan.

20.3 Subject to compliance with the requirements of Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), in the event the Board or the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

20.3.1 altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

20.3.2 shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

20.3.3 allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

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Section 21. Conditions Upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for xG Tech with respect to such compliance.

As a condition to the exercise of an option, xG Tech may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for xG Tech, such a representation is required by any of the aforementioned applicable provisions of law.

Section 22. Term of Plan.

The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of xG Tech. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

Section 23. Notices.

All notices or other communications by a participant to xG Tech under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by xG Tech at the location, or by the person, designated by xG Tech for the receipt thereof.

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Appendix J

xG TECHNOLOGY, INC.

AMENDED 2016 INCENTIVE COMPENSATION PLAN

1. PURPOSE

The purpose of the XG Technology, Inc. 2016 Incentive Compensation Plan (the “Plan”) is to promote the interests of XG Technology, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain consultants, professionals, and service providers who provide services to the Company (“Eligible Persons”). The Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing shares of Common Stock, par value $0.00001 per share (“Shares”) of the Company in addition to cash, the grant to such Eligible Persons of Shares which are restricted as provided in Section 5 of this Plan (“Restricted Shares”). In addition, the Plan also is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing stock options (“Options”), which Options may be exercised for Shares.

2. ADMINISTRATION

The Plan shall be administered by the Company’s Board of Directors or the Compensation Committee (collectively referred to as the “Board”). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer or the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3. ELIGIBILITY

The class of individuals eligible to receive Restricted Shares or Options (the “Awards”) under the Plan, shall be persons who are Eligible Persons. Eligible Persons are those individuals who are or have been providing bona fide services to the Company that are not of a capital raising nature. Any holder of an Award granted under the Plan shall hereinafter be referred to as a “Participant,” an “Awardee,” or collectively as “Participants” or “Awardees.”

4. SHARES SUBJECT TO THE PLAN

(a) Subject to adjustment as provided in Section 6, the maximum number of Shares (including Shares underlying Options) that may be delivered to Participants under the Plan shall be $~~3,500,000~~7,000,000 in value of Shares (including Shares underlying Options); provided, however, that the maximum number of Shares of Common Stock (including Shares underlying Options) with respect to which Awards may be granted to any participant in any year is $250,000 worth of Shares. The Shares to be delivered under the Plan may consist of either Shares authorized and reserved for the Plan or Shares subsequently acquired by the Company as treasury Shares, including Shares purchased in the open market or in private transactions.

(b) In the event that prior to the date the Plan shall terminate in accordance with Section 10, any Award granted under the Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Shares, or any Restricted Shares are forfeited back to the Company, then the Shares subject to such Award may be made available for subsequent Awards under the terms of the Plan.

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5. GRANT, TERMS AND CONDITIONS OF RESTRICTED SHARES AND/OR OPTIONS

(a) The Board may from time to time grant Restricted Shares or Options under the Plan to Eligible Persons, subject to such restrictions, conditions, vesting conditions, conditions to exercise Options, and other terms as the Board may determine. At the time a grant of an Award is made, the Board shall determine the duration of the period (the “Restricted Period”) (if Restricted Shares are being Awarded) during which, and the conditions under which, the Restricted Shares shall vest and no longer be subject to forfeiture to the Company. The Board may, in its discretion, at the time a grant of Restricted Shares is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period. The Shares may deemed to be Restricted Shares by virtue of time vesting or performance vesting milestones placed on the Shares when granted to a Participant.

(b) The Restricted Shares granted under this Plan shall have the following terms and conditions:

(i) Nontransferability of Restricted Shares. Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of during the applicable Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares. Notwithstanding the foregoing, Restricted Shares may be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended, or any successor provision.

(ii) Termination of Service as Eligible Person. Any Restricted Shares granted to a Participant pursuant to this Plan may be forfeited if the Participant terminates service as a consultant to the Company for any reason other than death or total disability prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall cause the Restricted Shares that are forfeited to the Company to be either cancelled or retained as treasury Shares. If a Participant shall die while serving as a consultant or if a Participant’s service as a consultant to the Company ceases as a result of the Participant’s becoming totally disabled, all restrictions and conditions applicable to the Restricted Shares held by the Participant shall immediately lapse.

(iii) Change of Control. Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by Participants shall immediately lapse. `Change in Control` shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-Affiliate of the Company.

(iv) Award Agreement. Each grant of Restricted Shares under this Plan shall be evidenced by an agreement with the Company which shall contain the terms and conditions of the Restricted Shares and shall otherwise be consistent with the provisions of this Plan.

(c) The Board will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option.

(i) Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Board, but shall comply with the following:

(a) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii) Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted.

(d) If the Board deems it necessary or appropriate, the Company may issue, in the name of each Participant to whom Restricted Shares have been granted, one or more stock certificates representing the total number of Restricted Shares granted to the Participant; provided that such stock certificates bear an appropriate legend or other restriction on transfer. The Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall hold such stock certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restricted Shares are forfeited to the Company, or the applicable Restricted Period expires and any other conditions applicable to the Restricted Shares are satisfied.

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(e) Holders of Restricted Shares shall not have the right to vote such Restricted Shares or the right to receive any dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any split-up, distribution, combination of shares, or other similar transaction affecting the Shares, shall be subject to the restrictions of this Section 5.

(f) Upon the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for or other appropriate documentation evidencing the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Eligible Person or the Eligible Person’s beneficiary or estate, as the case may be.

6. ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date, there is a Share dividend or Share split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares (including Shares underlying Options) available for Awards under the Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

7. PLAN AMENDMENT AND TERMINATION

The Plan shall automatically terminate on the tenth anniversary of the Plan’s Effective Date. The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Exchange Act, or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. If the Plan is terminated, the terms of the Plan, notwithstanding such termination, shall continue to apply to Awards granted prior to such termination.

8. APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Shares (including Shares underlying Options upon their exercise) shall be subject to all applicable laws, rules and regulations, and to such approvals of any governmental agencies or exchanges as may be required. Notwithstanding the foregoing, no Shares or Options shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Shares issued under the Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 8 or other provisions of the Plan.

9. TAX CONSEQUENCES

The 2016 Incentive Compensation Plan is not qualified under Section 401(a) of the Code.

Stock awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeit-ability) imposed by the Board. In general, the receipt of stock with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable.

There are no Incentive Stock Options (as that term is defined in Section 422 of the Code) to be awarded under the 2016 Incentive Compensation Plan. All Options awarded will be considered Non-qualified Stock Options.

10. EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective on the date of the adoption of the Plan by the Board and the Shareholders (“Effective Date”). Subject to the provisions of Section 7, the Plan shall continue until the tenth anniversary of the Effective Date unless the Plan is terminated by exhaustion of the Shares available for issuance under the Plan.

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Appendix K

xG TECHNOLOGY, INC.

2017 INCENTIVE COMPENSATION PLAN

1. PURPOSE

The purpose of the xG Technology, Inc. 2017 Incentive Compensation Plan (the “Plan”) is to promote the interests of xG Technology, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain consultants, professionals and service providers who provide services to the Company, provided that such services are bona fide services that are not of a capital-raising nature (“Eligible Persons”). The Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing shares of common stock, par value $0.00001 per share, of the Company (“Shares”) in addition to cash and to grant to such Eligible Persons Shares which are restricted as provided in Section 5 of this Plan (“Restricted Shares”). In addition, the Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing stock options (“Options”), which Options may be exercised for Shares.

2. ADMINISTRATION

The Plan shall be administered by the Company’s Board of Directors or the Compensation Committee of the Board of Directors (collectively referred to as the “Board”). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3. ELIGIBILITY

The class of individuals eligible to receive Restricted Shares or Options (the “Awards”) under the Plan shall be persons who are Eligible Persons (as defined above). Any holder of an Award granted under the Plan shall hereinafter be referred to as a “Participant,” an “Awardee,” or collectively as “Participants” or “Awardees.”

4. SHARES SUBJECT TO THE PLAN

(a) Subject to adjustment as provided in Section 6 hereof, the maximum number of Shares (including Shares underlying Options) that may be delivered to Participants under the Plan shall be 7,000,000 Shares; provided, however, that the maximum number of Shares (including Shares underlying Options) with respect to which Awards may be granted to any Participant in any year is 250,000 Shares. The Shares to be delivered under the Plan may consist of either Shares authorized and reserved for the Plan or Shares subsequently acquired by the Company as treasury Shares, including Shares purchased in the open market or in private transactions.

(b) In the event that, prior to the date the Plan shall terminate in accordance with Section 10 hereof, any Award granted under the Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Shares, or any Restricted Shares are forfeited back to the Company, then the Shares subject to such Award may be made available for subsequent Awards under the terms of the Plan.

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5. GRANT, TERMS AND CONDITIONS OF RESTRICTED SHARES AND/OR OPTIONS

(a) The Board may from time to time grant Restricted Shares or Options under the Plan to Eligible Persons, subject to such restrictions, vesting conditions, conditions to exercise Options, and other conditions or terms as the Board may determine. At the time a grant of an Award is made, the Board shall determine the duration of the period (the “Restricted Period”) (if Restricted Shares are being granted) during which, and the conditions under which, the Restricted Shares shall vest and no longer be subject to forfeiture to the Company. The Board may, in its discretion, at the time a grant of Restricted Shares is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period. Any Shares granted under the Plan may be deemed to be Restricted Shares by virtue of time vesting or performance vesting milestones placed on the Shares when granted to a Participant.

(b) The Restricted Shares granted under this Plan shall have the following terms and conditions:

(i) Non-transferability of Restricted Shares. Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of during the applicable Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares. Notwithstanding the foregoing, Restricted Shares may be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision.

(ii) Termination of Service as an Eligible Person. Any Restricted Shares granted to a Participant pursuant to this Plan may be forfeited if the Participant terminates service as an Eligible Person for any reason other than death or total disability prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall cause the Restricted Shares that are forfeited to the Company to be either cancelled or retained as treasury Shares. If a Participant shall die while serving as an Eligible Person or if a Participant’s service as an Eligible Person ceases as a result of the Participant’s becoming totally disabled, all restrictions and conditions applicable to the Restricted Shares held by the Participant shall immediately lapse.

(iii) Change of Control. Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by Participants shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.

(iv) Award Agreement. Each Award of Restricted Shares under this Plan shall be evidenced by an agreement with the Company which shall contain the terms and conditions of the Restricted Shares and shall otherwise be consistent with the provisions of this Plan.

(c) The Options granted under this Plan shall have the following terms and conditions:

(i) The Board will designate each Eligible Person to whom an Option is to be granted and will specify the number of Shares covered by such Option.

(ii) Option Price. The exercise price per Share subject to an Option shall be determined by the Board, but in no event shall the exercise price per Share subject to an Option be less than one hundred percent (100%) of the fair market value of the Share on the date of grant.

(iii) Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted.

(d) If the Board deems it necessary or appropriate, the Company may issue, in the name of each Participant to whom Restricted Shares have been granted, one or more stock certificates representing the total number of Restricted Shares granted to the Participant, provided that such stock certificates bear an appropriate legend or other restriction on transfer. The Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall hold such stock certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restricted Shares are forfeited to the Company or the applicable Restricted Period expires and any other conditions applicable to the Restricted Shares are satisfied.

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(e) Holders of Restricted Shares shall not have the right to vote such Restricted Shares or the right to receive any dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any split-up, distribution, combination of shares of common stock, or other similar transaction affecting the Shares shall be subject to the restrictions of this Section 5.

(f) Upon the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for or other appropriate documentation evidencing the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Eligible Person or the Eligible Person’s beneficiary or estate, as the case may be.

6. ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date (as defined below), there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares (including Shares underlying Options) available for Awards under the Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

7. PLAN AMENDMENT AND TERMINATION

The Plan shall automatically terminate on the tenth (10th) anniversary of the Plan’s Effective Date (as defined below). The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. If the Plan is terminated, the terms of the Plan, notwithstanding such termination, shall continue to apply to Awards granted prior to such termination.

8. APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Shares (including Shares underlying Options upon their exercise) shall be subject to all applicable laws, rules and regulations and to such approvals of any governmental agencies or securities exchanges as may be required. Notwithstanding the foregoing, no Shares or Options shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Shares issued under the Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any stock certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 8 or other provisions of the Plan.

9. TAX CONSEQUENCES

The Plan is not qualified under Section 401(a) of the Code.

Shares awarded to a Participant may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeitability) imposed by the Board. In general, the receipt of Shares with restrictions will not result in the recognition of income by a Participant until such time as the Shares are either not forfeitable or are freely transferable.

No Incentive Stock Options (as that term is defined in Section 422 of the Code) shall be awarded under the Plan. All Options awarded under the Plan will be considered non-qualified stock options.

10. EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective on the date of the adoption of the Plan by the Board and the stockholders of the Company (the “Effective Date”). Subject to the provisions of Section 7 hereof, the Plan shall continue until the tenth (10th) anniversary of the Effective Date unless the Plan is terminated by exhaustion of the Shares available for issuance under the Plan.

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Appendix L

RESOLUTIONS

The Board unanimous approved the following resolutions (all terms defined herein shall have the meaning set forth in the Proxy Statement):

RESOLVED, that the Board has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2015 ESPP, which the Board adopted on April 8, 2015, subject to stockholder approval; and be it further

RESOLVED, that the Board hereby approves the ratification of the approval of the establishment of the 2015 ESPP, which ratification, if approved by the stockholders, shall be retroactive to June 1, 2015, the date on which the Company’s stockholders cast their votes to approve the 2015 ESPP at the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”), and which votes have been determined by the Board, in consultation with counsel, to be insufficient to approve the 2015 ESPP; and be it further

RESOLVED, an aggregate of 156,230 of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) issued on November 30, 2015, December 15, 2015, December 31, 2015, January 15, 2016, January 31, 2016, February 16, 2016, February 29, 2016, March 15, 2016, March 31, 2016, and April 1, 2016, with respect to the 2015 ESPP are hereby approved and ratified.

RESOLVED, that the Board has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2015 ICP, which the Board adopted on April 28, 2015, subject to stockholder approval; and be it further

RESOLVED, that the Board hereby approves the ratification of the approval of the establishment of the 2015 ICP, which ratification, if approved by the stockholders, shall be retroactive to June 1, 2015, the date on which the Company’s stockholders cast their votes to approve the 2015 ICP at the 2015 Annual Meeting, and which votes have been determined by the Board, in consultation with counsel, to be insufficient to approve the 2015 ICP; and be it further

RESOLVED, an aggregate of 1,683,676 of shares of Common Stock issued on April 16, 2016, April 18, 2016, April 26, 2016, May 3, 2016, May 11, 2016, May 26, 2016, June 2, 2016, June 13, 2016, June 27, 2016, July 13, 2016, July 19, 2016, July 20, 2016, July 26, 2016, August 4, 2016, August 24, 2016, September 15, 2016, September 26, 2016, October 3, 2016, and October 26, 2016, with respect to the 2015 ICP are hereby approved and ratified.

RESOLVED, that the Board has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2016 ESPP, which the Board adopted on April 7, 2016, subject to stockholder approval; and be it further

RESOLVED, that the Board hereby approves the ratification of the approval of the establishment of the 2016 ESPP, which ratification, if approved by the stockholders, shall be retroactive to June 9, 2016, the date on which the Company’s stockholders cast their votes to approve the 2016 ESPP at the 2016 annual meeting of stockholders (the “2016 Annual Meeting”), and which votes have been determined by the Board, in consultation with counsel, to be insufficient to approve the 2016 ESPP; and be it further

RESOLVED, an aggregate of 3,422,896 of shares of Common Stock issued on August 11, 2016, August 24, 2016, September 9, 2016, September 26, 2016, September 30, 2016, October 3, 2016, October 10, 2016, October 25, 2016, November 9, 2016, November 23, 2016, December 12, 2016, December 29, 2016, January 12, 2017, January 26, 2017, February 10, 2017, February 23, 2017, March 9, 2017, March 27, 2017, April 3, 2017, April 11, 2017, April 25, 2017, May 10, 2017, May 22, 2017, June 12, 2017, June 26, 2017, July 7, 2017, July 10, 2017, July 25, 2017, August 10, 2017, September 26, 2017, October 11, 2017, October 12, 2017, October 26, 2017, November 9, 2017, November 27, 2017, December 11, 2017, December 19, 2017, December 21, 2017, January 29, 2018, April 3, 2018, April 11, 208, April 26, 2018, May 11, 2018, June 13, 2018, July 18, 2018, August 30, 2018, September 28, 2018, September 28, 2018, October 17, 2018, October 31, 2018, November 30, 2018, December 27, 2018, January 29, 2019, and March 1, 2019, with respect to the 2016 ESPP are hereby approved and ratified.

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RESOLVED, that the Board has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2016 ICP, which the Board adopted on April 7, 2016, subject to stockholder approval; and be it further

RESOLVED, that the Board hereby approves the ratification of the approval of the establishment of the 2016 ICP, which ratification, if approved by the stockholders, shall be retroactive to June 9, 2016, the date on which the Company’s stockholders cast their votes to approve the 2016 ICP at the 2016 Annual Meeting, and which votes have been determined by the Board, in consultation with counsel, to be insufficient to approve the 2016 ICP; and be it further

RESOLVED, an aggregate of 1,027,251 of shares of Common Stock issued on November 23, 2016, December 12, 2016, December 29, 2016, January 5, 2017, January 6, 2017, January 12, 2017, January 17, 2017, January 26, 2017, February 23, 2017, March 9, 2017, March 27, 2017, April 3, 2017, April 25, 2017, May 22, 2017, June 14, 2017, June 26, 2017, July 7, 2017, July 18, 2017, July 25, 2017, August 4, 2017, August 28, 2017, September 18, 2017, October 26, 2017, November 27, 2017, December 21, 2017, April 3, 2018, April 26, 2018, May 3, 2018, May 31, 2018, June 13, 2018, June 28, 2018, July 5, 2018, July 10, 2018, July 31, 2018, and August 30, 2018,with respect to the 2016 ICP are hereby approved and ratified.

RESOLVED, that the Board has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2016 ESPP Amendment, which the Board approved on April 20, 2017, subject to stockholder approval; and be it further

RESOLVED, that the Board hereby approves the ratification of the approval of the 2016 ESPP Amendment, which ratification, if approved by the stockholders, shall be retroactive to June 15, 2017, the date on which the Company’s stockholders cast their votes to approve the 2016 ESPP Amendment at the 2017 annual meeting of stockholders (the “2017 Annual Meeting”), and which votes have been determined by the Board, in consultation with counsel, to be insufficient to approve the 2016 ESPP Amendment.

RESOLVED, that the Board has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2016 ICP Amendment, which the Board approved on April 20, 2017, subject to stockholder approval; and be it further

RESOLVED, that the Board hereby approves the ratification of the approval of the 2016 ICP Amendment, which ratification, if approved by the stockholders, shall be retroactive to June 15, 2017, the date on which the Company’s stockholders cast their votes to approve the 2016 ICP Amendment at the 2017 Annual Meeting, and which votes have been determined by the Board, in consultation with counsel, to be insufficient to approve the 2016 ICP Amendment.

RESOLVED, that the Board has determined that it is in the best interests of the Company and its stockholders to ratify, pursuant to Section 204 of the DGCL, the approval and effectiveness of the 2017 ICP, which the Board adopted on May 5, 2017, subject to stockholder approval; and be it further

RESOLVED, that the Board hereby approves the ratification of the approval of the establishment of the 2017 ICP, which ratification, if approved by the stockholders, shall be retroactive to June 15, 2017, the date on which the Company’s stockholders cast their votes to approve the 2017 ICP at the 2017 Annual Meeting, and which votes have been determined by the Board, in consultation with counsel, to be insufficient to approve the 2017 ICP; and be it further

RESOLVED, an aggregate of 616,934 of shares of Common Stock issued on April 3, 2018, May 31, 2018, June 28, 2018, July 31, 2018, and August 1, 2018, with respect to the 2017 ICP are hereby approved and ratified.

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Appendix M

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

Vislink Technologies, Inc.

Vislink Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is Vislink Technologies, Inc..

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by the Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on February 11, 2019.

THIRD: The Article 4(a) of the Certificate of Incorporation is hereby amended as follows:

“a) Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in the holder’s name on the books of the Corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the Corporation, the assets and funds of the Corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, shall be divided and paid to the holders of Common Stock according to their respective shares.

Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each ________ outstanding shares of Common Stock (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article 4.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock be rounded up to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis. Certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares equal to the same number of shares of New Common Stock as is reflected on the face of such certificates, divided by and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

Notwithstanding the foregoing, the language under this Article 4(a) shall not be amended in any way.

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of New York Time on the date written below.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this     day of        , 2019.

VISLINK TECHNOLOGIES, INC.

By:	/s/ Roger G. Branton
Name:	Roger G. Branton
Title:	Chief Executive Officer

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ANNUAL MEETING OF STOCKHOLDERS OF

Vislink Technologies, Inc.

April ___, 2019

Please mark, date, sign and mail your proxy card in the

envelope provided as soon as possible

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X].

1.	Election of Directors

[ ]	Roger G. Branton

[ ]	Susan Swenson

[ ]	Richard L. Mooers

[ ]	George F. Schmitt

[ ]	Raymond M. Sidney

[ ]	General James T. Conway

[ ]	Jude T. Panetta

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ]	FOR ALL EXCEPT

2. To approve a proposal to ratify the Board’s selection of MARCUM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

3. To approve a proposal to authorize the Company’s board of directors to amend the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding common stock in the sole discretion of the Company’s board of directors.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

4. To approve an amendment to the By-laws to modify the standard under which all proposals, other than the election of directors, shall be voted upon by the Company’s stockholders.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

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5. To approve a proposal to ratify the approval of the xG Technology, Inc. 2015 Employee Stock Purchase Plan.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

6. To approve a proposal to ratify the approval of the xG Technology, Inc. 2015 Incentive Compensation Plan.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

7. To approve a proposal to ratify the approval of the xG Technology, Inc. 2016 Employee Stock Purchase Plan.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

8. To approve a proposal to ratify the approval of the xG Technology, Inc. 2016 Incentive Compensation Plan.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

9. To approve a proposal to ratify the increase in the authorized value of shares of Common Stock available for sale under the 2016 ESPP from $3.5 million to $7 million.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

10. To approve a proposal to ratify the increase in the authorized value of shares of Common Stock available for sale under the 2016 ICP from $3.5 million to $7 million.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

11. To approve a proposal to ratify the approval of the xG Technology, Inc. 2017 Incentive Compensation Plan.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

12. To approve, for purposes of NASDAQ rules 5635(b) and 5635(d), the issuance by the Company of 41,417,846 shares of Common Stock upon conversion of the May Debentures, the exercise of the May Warrants, the exercise of the Placement Agent Warrants, the issuance of the Compensatory Shares, and the conversion of the December Debentures.

[ ]	FOR THE PROPOSAL

[ ]	AGAINST THE PROPOSAL

[ ]	ABSTAIN

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019, FOR AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AT THE DISCRETION OF THE BOARD OF DIRECTORS, FOR THE AMENDMENT TO THE BY LAWS, FOR THE RATIFICATION OF THE 2015 ESPP, FOR THE RATIFICATION OF THE 2015 ICP, FOR THE RATIFICATION OF THE 2016 ESPP, FOR THE RATIFICATION OF THE 2016 ICP, FOR THE RATIFICATION OF THE 2016 ESPP AMENDMENT, FOR THE RATIFICATION OF THE 2016 ICP AMENDMENT, FOR THE RATIFICATION OF THE 2017 ICP, AND FOR THE issuance by the Company of 41,417,846 shares of Common Stock upon conversion of the May Debentures, THE EXERCISE OF the May Warrants, the EXERCISE of the Placement agent warrants, the issuance of the COMPENSATORY shares, and the conversion of the DECEMBER DEBENTURES.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL ___, 2019, AT 9:00 A.M. (EASTERN TIME) AT THE COMPANY’S OFFICES AT 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236	[ ]

Signature of Stockholder _____________________ Date: __________

Signature of Stockholder _____________________ Date: __________

Note: This proxy must be signed exactly as the name appears hereon. When shares of Common Stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

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Vislink Technologies, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL ___, 2019

Revoking all prior proxies, the undersigned, a stockholder of Vislink Technologies, Inc. (the “Company”), hereby appoints Roger G. Branton and Susan Swenson, or either of them, as attorneys-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on April ___, 2019 at the Company’s offices at 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236, at 9:00 a.m. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE

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